UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1.    Report to Shareholders

Filed herewith.

annual report

  december 31, 2008

government securities fund

income and equity fund

balanced fund

growth fund

multi-cap value fund

small cap fund

Pacific Advisors

  table of contents

Message from the Chairman	1

Government Securities Fund	4

Income and Equity Fund	9

Balanced Fund	14

Growth Fund	19

Multi-Cap Value Fund	24

Small Cap Fund	29

Statement of Investments	35

Statement of Assets and Liabilities	58

Statement of Operations	60

Statement of Changes in Net Assets	62

Notes to Financial Statements	66

Financial Highlights	75

Report of Independent Registered Public Accounting Firm	82

Disclosure Regarding the Board's Approval of the Funds' Advisory Contracts	83

Directors and Officers	86

Additional Tax Information	91

This Report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

Investor confidence was sorely tested and the traditional principles of investing were relentlessly challenged in 2008. It was an unnerving year as the widespread financial meltdown and the resulting recession overwhelmed global credit and equity markets. No sector or investment type was immune to the market downturn. Few investments provided true safety from the tempest of the markets and the unyielding credit crisis. The desire for safe-haven investments was so strong that, at several points during the year, investors were willing to invest in U.S. Treasuries that offered zero yield.

While the timing is uncertain, we expect better investing prospects in 2009. In time, we believe improved clarity and fresh perspective will reestablish a more rational market environment. This change will likely evolve in fits and starts as recessionary pressures peak, signs of economic recovery emerge, and ultimately, investor confidence grows.

The present turmoil has made decision-making for long-term investors extremely challenging. Yet, acute volatility has only underscored the importance of risk management. While difficult to appreciate at present, long-term investors will continue to be best served by adhering to the time-tested practices of diversification, discipline and patience. Our investment strategies have a three to five-year time horizon. We anticipate that there will be periods of weakness over that time. Adjustments have been made to the portfolios, as appropriate, in response to changing market conditions. However, we believe that maintaining disciplined, long-term investment strategies will be more successful than reacting to market volatility.

Market & Economic Review

Credit Crisis Drives Market Sell Offs

The net impact of the global credit crisis and the ensuing recession has been severe and widespread. The evolving credit crisis created immense pressure on the equity markets in the third and fourth quarters as investors sold stocks to meet margin calls and fled to the safety of U.S. Treasuries. This selling pressure was exacerbated by hedge funds. Due to the depreciation of their fixed income and debt holdings, many hedge funds were forced to sell stocks to meet margin calls and redemptions. Selling pressure was particularly severe in energy related stocks as hedge funds were forced to unwind investment strategies which were heavily over-weighted in energy stocks.

Trading volatility increased dramatically in the fourth quarter as a constant barrage of bad news sent the equity markets into a tailspin. Continued turmoil in the financial sector was exacerbated by weak economic data and lackluster corporate earnings. The U.S. Government and the Federal Reserve took swift actions to foster economic growth and address the problems in the credit markets. Nevertheless, uncertainty remained as to the depth of the credit crisis and the ability of government intervention to stimulate a recovery. The S&P 500 Index closed at a low of 752 in November. This represented an unprecedented 52% drop from its last peak in October 2007.

Market sell-offs in the fourth quarter were driven by investor speculation on general market conditions as opposed to reasoned responses to changes in the underlying fundamentals of individual companies. These sell-offs continued to result in significant pullbacks in stock prices. The stock prices of many companies, even companies with strong balance sheets and attractive growth prospects, have fallen to a fraction of their fundamental values.

Promising Signs Amid Continued Uncertainty

Many of the economic challenges of 2008 will likely continue in 2009. While the U.S. economy is clearly in a recession, its magnitude is difficult to determine given the unusual impact of the disruptive credit markets on most sectors of the economy. The credit markets are improving, but it will probably be at least the second quarter of 2009 before many of the initiatives by the Fed and the U.S. Government benefit the broader

Market Review

December 31, 2008	Close	YTD Return
Dow Jones	8776.39	-33.8%
S&P 500	903.25	-37.0%
NASDAQ	1577.03	-40.5%
Russell 2000 (small cap)	499.45	-36.8%
	12/31/08	12/31/07
10-Year T-Note Yield	2.24%	4.04%

Data: The Wall Street Journal, Standard & Poor's and Russell/Mellon Analytical Services

Message

from the chairman continued

economy. In the first half of 2009, we expect generally weak corporate earnings; a contracting GDP; rising unemployment; tight credit; and falling housing prices. This probable environment will likely create periods of heightened volatility as the market consolidates and attempts to establish a base from which to move forward.

At the same time, positive signs are emerging. They include the anticipated impact of the recently passed Federal stimulus package; historically low mortgage rates; some easing in the credit markets; substantially deflated energy prices; lean business inventories; and a growing resilience by investors to accept and move beyond bad news. Historically, the markets often begin to recover approximately four to six months ahead of an economic recovery. While many economic and market challenges remain, Wall Street's improving ability to digest and, in some cases, look beyond negative headlines is an important step in the right direction.

Given the significant market losses in 2008, we believe time will be the critical element needed to help restore investor confidence. Just as risk became the paramount concern for investors last year, we believe valuation opportunities and lucrative dividends will motivate investors in 2009. Improved investor confidence will likely build in stages in response to stabilization in housing prices, improvements in the global credit markets, improvements in the job market, and the taming of consumer debt. As confidence builds, we anticipate the market will once again reward companies with strong financials and solid growth prospects.

Equity Investment Review

All companies have been impacted by the market downturn. Companies with solid financials and the demonstrated ability to weather an economic recession have not been immune from severe price depreciation. However, short-term volatility has not altered the favorable long-term prospects for many companies. We believe current valuations do not reflect the strength and long-term value of many of the companies in the portfolios which have solid balance sheets, experienced management teams, and sound growth prospects. These companies have the operating leverage to markedly improve their operations and are well positioned to take strategic initiatives which will increase their future growth opportunities.

We made selective adjustments to the portfolios in response to deteriorating market conditions in the fourth quarter. We maintained our value-oriented investment discipline in the belief that the underlying strength of the companies in the portfolios would be rewarded as market conditions improve. Throughout the course of the year, equity portfolios had been positioned to anticipate the increasing likelihood of weaker corporate earnings and negative GDP growth.

The selloff in energy stocks during the last half of the year was a primary example of the indiscriminate response to changing economic conditions. Energy and related sectors outperformed through the first half of the year. Various factors subsequently drove oil prices from a high of near $150 per barrel down to a low near $30 causing valuations for energy stocks to plummet.

Despite this disruption in the market, the long-term outlook on energy and related industries remains favorable. Given the shrinking supply of oil in the world and the cost for producing it, it is unrealistic to expect that oil prices will remain at these low levels. Over time, we believe supply and demand factors will regain traction. While prices are not likely to reach the lofty levels seen last year, we expect they will recover to levels that promote the continued investment in exploration and production of these natural resources.

In the first six months of 2009, we anticipate equity market performance will be mixed, at best. Over time, the massive monetary and fiscal stimulus programs being implemented on a global basis should provide an important catalyst for economic recovery. Domestically, these measures include actions by the Fed to lower interest rates, increase money supply, buy troubled assets, and recapitalize the banking industry. The economic stimulus package should also provide support through tax cuts and infrastructure spending programs.

The sectors expected to benefit from early signs of an economic recovery include transportation; energy; basic materials; infrastructure building development; and select financial and technology stocks. Within these sectors, market leadership will likely come from companies with the strongest balance sheets and revenue streams. We anticipate that individual companies may perform much better than the broad market indices. Therefore, effective stock selection will remain key to managing risk and achieving gains. The Funds' investment strategies will continue to focus on individual companies that are well positioned to benefit in the early stages of economic recovery.

Message

from the chairman

Fixed Income Investment Review

The fixed income markets were not immune to the impact of the ongoing credit crisis and the weakening economy. Bond investors experienced unusual levels of volatility brought on by a spike in credit default risk and the dramatic lowering of the fed funds rate. Over the course of the year, the Fed lowered the fed funds rate from 4.25% to essentially zero while the benchmark 10-year Treasury Note ranged from a June high of 4.27% to a December low of 2.11%.

Credit markets were jolted by downgrades, defaults and bankruptcies in the wake of the downfall of bellwether firms including Bear Stearns, AIG, Lehman Brothers, Merrill Lynch, and Washington Mutual. The crisis reached a pitch in October as trading in the corporate bond market ground to a standstill. As trust between lenders and borrowers collapsed, even highly-rated investment grade bonds could be sold only at deep discounts. The safe haven in the fixed income market was short-term U.S. Treasuries. Here, strong demand from corporations, individuals and foreign investors pushed yields toward zero. To protect principal during this period of unusual risk, we continued to concentrate the fixed income portfolios in investments with shorter effective maturities or callable dates.

Given the severity of the credit crisis, it will take some time for the markets to reflect a revised understanding of risk. Likewise, given the current weakness in the economy, we do not expect to see a meaningful rise in interest rates in the near-term. We have begun to see improvements in the fixed income markets in response to intervention by governments around the world. Investor demand for higher yielding corporate bonds is reemerging. In recent weeks, corporations have successfully issued bonds which suggests that investors are becoming more willing to put capital back into the market given the right opportunity.

Looking Ahead

Following the unprecedented events of 2008, investors are looking for signs of a recovery in the economy and the markets. Currently, vast amounts of money are parked in the form of cash or short-term U.S. Treasuries. Additionally, governments and central banks are pumping billions of dollars into the global financial system. As the financial system stabilizes, we believe fear will subside in favor of new opportunities and these dollars will re-enter the equity markets.

Market growth prior to the credit crisis was fueled in large part by leverage. The market is now in a period of deleveraging and revisiting risk assumptions. A more conservative attitude toward risk will likely translate into a period of more moderate growth in the overall market. Going forward, we expect that performance will be driven by individual stocks as opposed to broad movements in the overall market. Broad-based devaluations have created unprecedented long-term opportunities to own top tier companies at bargain prices. Over time, these franchises will demonstrate the strength of their business models and reward patient investors.

In the midst of a crisis, it is difficult to be optimistic and look forward to better times. While this period has been painful and disconcerting, the market has proven resilient in the wake of exceptional challenges throughout its history. Historically, investors have had the greatest opportunity for significant investment returns, when market sentiment is most pessimistic. At this time, conditions make it all the more important for investors to remain steadfast and disciplined in order to make sound investment decisions. We believe investors will be best served by remaining patient and adhering to a long-term investment strategy that is realistic, diversified, and disciplined.

Sincerely,

George A. Henning

Past performance does not guarantee future results. All economic and performance information is historical. The statements are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs expressed at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast.

Pacific Advisors

  Government Securities Fund

Seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. Invests at least 80% of its assets in U.S. Government fixed income securities and may invest in other income-producing instruments including dividend paying common stocks, for income and capital appreciation.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2008		For the fiscal year ended December 31, 2007
		Expense Ratio	Net Expense Ratio
Class A	– 2.28%	2.98%	1.62%
Class C	– 3.02%	3.76%	2.40%
Barclays Capital U.S. Int T-Bond Index[1]	10.43%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2008.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Interview with Portfolio Manager

Thomas H. Hanson

What led to the severe decline in the fixed income markets?

Instability in the financial sector and the subsequent decline in the global economy crippled the fixed income market in 2008. The credit markets rapidly deteriorated in the third quarter as the failure of financial institutions such as IndyMac, Lehman Brothers, Merrill Lynch, Wachovia and Washington Mutual called the viability of the financial system into question. Swift actions by the Federal Reserve and the U.S. Government to inject liquidity into the markets and stabilize the financial industry did little to improve investor confidence. As uncertainty and fear pervaded the markets, creditors stopped lending and the fixed income markets ground to a standstill.

The mounting instability in the broader financial system drove investors to seek safety in short-term U.S. Treasuries or cash. At times, the desire for a safe haven was so strong that investors were willing to accept zero or even negative yields on U.S. Treasuries. As a result, the yield on the benchmark 10-year Treasury Note traded in a range from 4.27% to 2.11% during the year.

How did the Fund adapt to the rapid change in interest rates during the year?

2008 was marked by two divergent trends in interest rates: upward pressure on interest rates during the first half of the year followed by an aggressive decline in rates during the second half of the year.

1  The Barclays Capital U.S. Intermediate Treasury Bond Index (formerly called the Lehman Intermediate Treasury Bond Index) is an unmanaged index of intermediate term government bonds since 12/31/80.

Growing instability within the financial sector did not alter expectations for sustained economic growth in the early part of the year. Rising inflationary pressures and more restrictive interest rate policy statements by the Fed created expectations for an eventual rise in interest rates.

The interest rate environment changed abruptly mid-year as the extent of the problems in the financial sector began to emerge. The Fed quickly shifted to a more accommodative monetary policy to improve liquidity and help stabilize the credit markets. As the credit market crisis reached a head in the fourth quarter, the Fed cut the fed funds rate to nearly zero by December.

The Fund's strategy during first half of the year was to invest in U.S. Government Agencies with maturities of approximately 5 to10 years. While these bonds carried a higher coupon rate, many had call features so they were susceptible to interest rate changes. As interest rates declined in the third quarter, several bond positions were sold, matured or called away. Proceeds from these sales were invested in intermediate-term, callable Agency bonds to protect capital. As interest rates continued their rapid decline during the fourth quarter, government agencies called back many of their higher coupon bonds to refinance their debt at lower rates. As a result, a significant number of the Fund's intermediate-term (with four to eight-year maturities) Government Agency bonds were redeemed at a rapid pace in the fourth quarter of 2008. While these bonds were ultimately called away, the Fund benefited from its investment in these higher coupon issues.

Investment opportunities at attractive yields in any maturity range were exceptionally limited given the tight conditions in the fixed income market. The Fund continued to seek to protect principal by reallocating capital to callable agency bonds with maturities of five to nine years, which offered a reasonable rate of return while preserving principal.

Why did the Fund's performance differ from its benchmark?

The Fund utilizes a conservative strategy that seeks to preserve capital and achieve total return through income and capital appreciation. The portfolio is actively managed to concentrate holdings in an optimal maturity range that offers the most favorable return potential and is the least vulnerable to the prevailing market risks. In contrast, the Fund's benchmark is an index of U.S. Treasuries with a relatively wide range of maturities from 1 to 10 years. Unlike the Fund, the Index is not actively managed to protect against risk.

The fixed income market was challenging in the last half of the year given the extraordinary volatility and the limited opportunities for total return. Therefore, the Fund's strategy emphasized preservation of capital. While this strategy did not yield favorable short-term performance, we believe it will ultimately contribute to the Fund's long-term objectives.

How were the Fund's equity investments managed in the last half of the year?

A minimal portion of the portfolio is typically invested in high quality common and preferred stocks to act as a hedge against inflation by providing income and capital appreciation potential. The Fund maintained approximately 5% to 7% of the portfolio in preferred stock during the year while dividend paying common stocks represented approximately 5% to 8% of the portfolio. These holdings were impacted by upheaval in the credit markets and the extreme volatility in the equity markets during the last half of the year. While depreciation in these positions hurt Fund performance, their valuations are expected to recover as the markets stabilize. We continue to believe that the ability to maintain a modest investment in these securities will contribute to the Fund's long-term total return objective.

What will the Fund's strategy be in the first half of the year?

While no one can predict when the economy will recover, significant actions taken by governments and central banks around the world will bolster their economies and the global financial system. We believe these extraordinary measures will yield greater stability in the credit markets during 2009. The U.S. Government has also taken significant actions to reinvigorate economic growth. However, it will likely take several quarters for the effects of these measures to permeate the economy.

Pacific Advisors

  Government Securities Fund continued

Considering the severity of the credit crisis and challenges facing the U.S. economy, we do not anticipate a meaningful rise in interest rates in the near-term. The fixed income markets will remain volatile until investors gain greater confidence in the economy and the financial system. Signs of stabilization have begun to emerge in the first part of the year. Improvement in the market for newly issues bonds suggests a renewed interest in investing for total return. As investors show a willingness to return to the market, they will increasingly demand higher interest rates. This market-driven activity should help restore normalcy to the fixed income markets over the course of the year.

The Fund's investment strategy in the first half of 2009 will remain focused on risk management and preservation of capital. As such, we anticipate the Fund's portfolio will remain concentrated in intermediate-term government agency bonds.

Portfolio Holdings as of 12/31/08 (Based on Total Investments)

1.	U.S. Government Agencies	85.43%
2.	Equities	5.39%
3.	Preferred Stock	4.63%
4.	Cash and Cash Equivalents	4.55%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Government Securities Fund for the period January 1, 1999 through December 31, 2008 with the same investment in the Barclays Capital U.S. Intermediate Treasury Bond Index2.

Average Annual Compounded Return
For the year ended December 31, 2008

	Class A	Class C
One Year	– 6.92%	– 3.99%
Five Year	0.54%	0.76%
Ten Year	1.45%	1.18%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $11,245, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares is 02/08/93; and the inception date for Class C shares is 04/01/98. It is not possible to invest directly in an Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Barclays Capital U.S. Intermediate Treasury Bond Index (formerly called the Lehman Brothers Intermediate Treasury Bond Index) is an unmanaged index of intermediate term government bonds since 12/31/80.

Pacific Advisors

  Government Securities Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expense Paid During Period 07/01/08 – 12/31/08
Government Securities Fund Class A
Actual	$1,000.00	$973.20	$8.18
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$8.40
Government Securities Fund Class C
Actual	$1,000.00	$969.30	$12.03
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$12.37

3  Expenses are equal to the Fund's annualized expense ratio of 1.65% for Class A shares and 2.43% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Seeks to provide current income and, secondarily, long-term capital appreciation. Invests primarily in investment grade fixed income securities and dividend paying stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2008		For the fiscal year ended December 31, 2007
			Expense Ratio	Net Expense Ratio
Class A	– 17.49%	Class A	2.57%	1.95%
Class C	– 18.10%	Class C	3.32%	2.70%
Barclays Capital U.S. Int Corp Bond Index[1]	– 4.82%
S&P 500 Index[2]	– 37.00%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2008.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Interview with Portfolio Manager

Thomas H. Hanson

How did the severe market downturn impact the Fund?

While the first half of the year was marked by economic uncertainty and rising inflationary pressures, the collapse of Bear Stearns was, in retrospect, an indicator of the turmoil to follow. The fixed income and equity markets retreated in the third quarter in response to deterioration in the credit markets and growing fears of a global recession. The failure of IndyMac Bank in July ignited concerns that the fallout from the sub-prime crisis would be more severe than anticipated. The credit crisis escalated amid the fallout from the government bailouts of Fannie Mae, Freddie Mac and AIG; the bankruptcy of Lehman Brothers; and the downfall of once prominent financial institutions including Merrill Lynch, Washington Mutual and Wachovia.

The Federal Reserve and the U.S. Government took aggressive actions to shore up the beleaguered financial industry. Despite direct funding from the government and swift cuts to lower the fed funds rate, uncertainty and fear overtook the markets. Lenders became unwilling to extend even short-term credit, which finances the day-to-day operations of the economy. As short-term lending froze, the credit markets came to a standstill.

The trading environment during this period was particularly difficult. Investors that are traditionally active in the fixed income markets became inactive which resulted in limited trading opportunities for

1  The Barclays Capital U.S. Intermediate Corporate Bond Index (formerly called the Lehman Intermediate Corporate Bond Index) is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The NASDAQ Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Pacific Advisors

  Income and Equity Fund continued

many issues. The equity markets were also subject to extreme volatility and plunging valuations. Investors sought refuge and retreated to short-term U.S. Treasuries and cash.

The Fund maintained a defensive strategy throughout the year to protect capital. While Fund performance lagged, this strategy helped minimize the impact of market volatility on the portfolio. As measured by a beta3 of 0.37, the Fund's portfolio risk was significantly lower than the S&P 500 as of December 31st.

How was the fixed income strategy for the Fund implemented?

The Fund's fixed income allocation remained at approximately 70% during the year. Holdings were concentrated in investment grade corporate bonds and U.S. Government Agencies with average maturities of approximately 4 1/2 years. During the prior eighteen months, the Fund's allocation to U.S. Agencies had been about 20% due to the relative scarcity of high-quality corporate bond issues with more attractive yields. U.S. Government Agencies decreased from 18% of the portfolio at mid-year to approximately 10% by year-end.

U.S. Government Agency holdings included Fannie Mae, Freddie Mac, Federal Farm Credit Bank and Federal Home Loan Bank issues. Many of these Agency bonds included call features and were subject to surrender as interest rates fell. After the government's intervention with Fannie Mae and Freddie Mac and interest rates declined, all of the mortgage finance agencies undertook a restructuring campaign to call, at par, their higher interest rate bonds. These actions, coupled with the Fund's sale of other agencies, eliminated approximately half of the Fund's Agency holdings.

Cash from these Agency bond sales and calls was invested in high quality corporate bonds with maturities of 8 years or less. The corporate bond component of the fixed income investments increased from approximately 45% at mid-year to approximately 54% at year-end as new opportunities in corporate bonds emerged. New purchases included bonds issued by Dow Chemical, American Express, Home Depot, Canadian Pacific Railway, and telecommunications companies AT&T and Verizon. These securities were selected because they offered better interest rates relative to U.S. Government Agencies and Treasury Bonds.

As the credit crisis overtook the market in the third quarter, several of the corporate bonds held by the Fund were impacted. The Fund responded, as opportunities arose, to liquidate select corporate bonds in the financial sector that had dropped substantially in value. Preferred stocks represented approximately 6% to 7% of the portfolio during the period. These holdings in the insurance, banking and financial sectors were maintained with the expectation that their valuations will recover as the markets stabilize.

How were the Fund's equity investments managed in the second half of the year?

Throughout the year, the Fund's equity holdings ranged between 25% and 30% of the portfolio. The Fund's equity investments were selected based upon a history of price stability, long-term growth potential and attractive dividend income. The holdings were widely diversified and emphasized large, well capitalized companies including consumer products giant Proctor & Gamble; pharmaceuticals companies Johnson & Johnson and Pfizer; and industrial conglomerate General Electric. In addition to these well known names, the Fund maintains a long-term participation in the energy sector with investments in several oil and gas companies including ConocoPhillips, Marathon Oil, Apache Corporation and Occidental Petroleum. As we identified few opportunities for strategic investments during the second half of 2008, minimal adjustments were made to the equity holdings.

What is the investment outlook for 2009?

Recovery in the economy and the markets will take time. The U.S. economy is expected to remain weak throughout the year. However, signs of improvement may emerge later in the year as the impact of

3  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

stimulus initiatives by the U.S. Government and the Fed are realized in various segments the economy. We also believe the significant actions taken by governments and central banks around the world will help restore order to the global financial system as the year progresses. While we anticipate market conditions will improve over 2009, the markets will remain volatile and growth will be limited until investors gain greater confidence in the economy and the financial system.

A healthy indicator of market stabilization is emerging: improvement in the market for new corporate bonds. Recent issues of investment grade corporate bonds were well received by investors who are indicating a renewed interest in investment returns. As investors migrate away from cash reserves and investments in U.S. Treasury Bills, they will increasingly demand higher interest rates. We expect that this market-driven activity will, during the year, restore normalcy to the fixed income markets.

Corporations will increasingly welcome the opportunity to refinance their outstanding longer-term, high interest bonds with intermediate-term bond offerings at attractive yields. Additionally, corporations are expected to utilize intermediate-term bonds to reduce their dependence on short-term financing. As a result, we anticipate greater opportunities to invest in investment grade corporate bonds with maturities from 4 to 7 years. An increased supply of high quality bonds at higher rates should benefit the Fund's performance.

The Fund's equity strategy will remain focused on managing risk and protecting capital. We expect that the early signs of economic recovery will benefit the depressed energy and financial sectors as well as healthcare, basic materials and select technology stocks. As the equity market stabilizes, we anticipate adjusting the portfolio allocation to increase the equity component to 30% to 35%.

Pacific Advisors

  Income and Equity Fund continued

Portfolio Holdings as of 12/31/08 (Based on Total Investments)

1.	Corporate Bonds	54.74%
	Equities	25.48%
2.	Health Care	5.43%
3.	Energy	5.31%
4.	Telecommunications Services	3.20%
5.	Industrials	3.07%
6.	Other Equities	8.47%
7.	U.S. Government Agencies	9.68%
8.	Preferred Stock	6.56%
9.	Cash and Cash Equivalents	3.54%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Income and Equity Fund for the period January 1, 1999 through December 31, 2008 with the same investment in the S&P 500 Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Return
For the year ended December 31, 2008

	Class A	Class C
One Year	– 21.42%	– 18.91%
Five Year	– 2.24%	– 2.00%
Ten Year	0.28%	0.00%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $9,999, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares is 02/08/93; and the inception date for Class C shares is 04/01/98. It is not possible to invest directly in an Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The NASDAQ Stock Market.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index (formerly called the Lehman Intermediate Corporate Bond Index) is an unmanaged index of intermediate term corporate bonds since 01/07/73.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expense Paid During Period 07/01/08 – 12/31/08
Income & Equity Fund Class A
Actual	$1,000.00	$855.90	$9.56
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$10.44
Income & Equity Fund Class C
Actual	$1,000.00	$853.00	$13.09
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$14.30

4  Expenses are equal to the Fund's annualized expense ratio of 2.05% for Class A shares and 2.81% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Seeks to achieve long-term capital appreciation and income consistent with reduced risk. Invests primarily in large and medium cap common stocks with at least 25% of its assets invested in fixed income securities and preferred stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2008		For the fiscal year ended December 31, 2007
Class A	– 30.51%	Class A	2.21%
Class C	– 31.03%	Class C	2.97%
S&P 500 Index[1]	– 37.00%
Barclays Capital U.S. Int Corp Bond Index[2]	– 4.82%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2008.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Interview with Portfolio Managers

Thomas H. Hanson
George A. Henning
Samuel C. Coquillard

What created the bear market conditions in the last half of the year?

The markets buckled in the last half of the year under pressure from a lack of confidence in the credit markets and the resulting global economic recession. The credit crisis deepened throughout the third quarter with the government bailout of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the acquisitions of prominent financial institutions including Merrill Lynch, Washington Mutual, and Wachovia.

Credit markets slowly ground to a halt as trust evaporated between lenders and borrowers. The liquidity crisis came to a head in mid-September following the bankruptcy of Lehman Brothers. Short-term lending, which finances the day-to-day operations of the economy, came to a standstill. Through year-end, demand for fixed income securities was primarily focused on short-term U.S. Treasuries.

Volatility in the equity markets escalated throughout the last half of the year. In the midst of the rapidly changing financial landscape, investors fled the equity market and sought safety in cash and short-term U.S. Treasuries. Irrationality was firmly rooted in the markets as almost all areas of the market experienced significant selling pressure. Individual stocks declined across the board notwithstanding the strength of the underlying companies.

There were no safe havens in the midst of these tumultuous conditions. Under-performing equity and fixed income holdings were reduced or eliminated. This focus on risk management helped to mitigate the impact of the market downturn on the Fund's portfolio. Fund performance suffered as a result of the broad market losses. Nevertheless, the Fund fared better than the overall market as measured by the S&P 500 Index.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The NASDAQ Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The Barclays Capital U.S. Intermediate Corporate Bond Index (formerly called the Lehman Intermediate Corporate Bond Index) is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

By maintaining a disciplined, long-term strategy throughout this period we believe the Fund is well positioned to recover as market conditions improve.

How was the Fund's equity investment strategy implemented?

The Fund maintained a disciplined investment approach to manage through the market downturn. Our strategy remained focused on risk management and diversification. Throughout the year, the portfolio allocation remained approximately 60% in equities and 40% in fixed income securities and cash equivalents.

Other than selling under-performing positions, few changes were made to the equity portfolio in the last half of the year. Equity positions remained diversified among a variety of larger, well-known companies with solid fundamentals. Existing and new holdings remained focused in defensive sectors and industries which are typically less vulnerable to economic weakness. This included consumer staples leaders Procter & Gamble; Coca-Cola and, JM Smucker; healthcare products manufacturers and suppliers Johnson & Johnson, Baxter International, and Becton Dickinson.

How did the Fund manage the exceptional challenges in the fixed income market?

The Fund's fixed-income strategy seeks total return through income and capital appreciation. Corporate bond holdings are actively managed to capture the greatest return potential while minimizing risk. In response to the turmoil in the credit markets, we protected capital and managed risk by reallocating the proceeds from bonds which matured or were called or sold to new holdings with shortened maturities. The fixed income portion of the portfolio was primarily concentrated in investment-grade corporate bonds with maturities of 5 years or less.

The impact of the credit crisis, combined with deteriorating global economic conditions, crippled the corporate bond market. However, we are slowly beginning to see signs of improvement in the fixed income markets. Corporations are beginning to issue new debt as investors demonstrate a willingness to re-enter the market. While the recovery process will take some time, we believe fixed income valuations will stabilize as pressure in the credit markets subsides.

What is the outlook for economic and market performance going forward?

The duration and depth of the global recession will vary among individual countries and geographic regions. While growth rates may slow, we believe economic growth in developing nations such as China and India will continue to be a longer-term trend. The U.S. economy will likely remain weak throughout the year. Early signs of economic improvement may develop later in the year as the impact of the federal stimulus package and other initiatives work through the economy.

We believe the extraordinary actions by central banks and governments around the world have established a foundation from which the financial system can begin to rebuild. We have already seen tangible signs that the credit crisis is easing; but, it will take time to fully realize the benefits of the programs being implemented. As credit pressures continue to ease, we anticipate that increased investor confidence and demand will improve conditions in the fixed income markets.

We expect day-to-day volatility to persist until investors begin to see signs that economic growth is beginning to develop. In a positive sign, however, volatility has not returned to the unprecedented levels experienced in the fourth quarter of 2008. Recent market pull-backs have been less severe. This suggests that investors are beginning to look beyond negative headlines and evaluate firms individually based on their underlying fundamentals.

How is the Fund positioned for 2009?

We will continue to maintain a disciplined investment strategy and make reasoned and responsive investment decisions that will best serve the Fund's long-term objectives. We do not anticipate significant

Pacific Advisors

  Balanced Fund continued

changes to the Fund's portfolio allocation in the near future. The fixed income strategy will remain focused on preserving capital and managing risk. We will continue to manage fixed income holdings to an average maturity of 5 years or shorter.

Equity holdings will remain concentrated in leading, value-oriented companies poised to weather the economic downturn and benefit in the early stages of economic recovery. This includes healthcare and consumer staples positions. Other early recovery companies include current holdings in energy and related companies such as National Oilwell Varco; transportation firms such as Burlington Northern Santa Fe and CSX; and infrastructure companies such as Caterpillar and Ingersoll-Rand.

Portfolio Holdings as of 12/31/08 (Based on Total Investments)

	Equities	63.32%
1.	Industrials	12.88%
2.	Energy	12.74%
3.	Health Care	10.25%
4.	Consumer Staples	8.09%
5.	Financials	7.93%
6.	Information Technology	4.54%
7.	Other Equities	6.89%
8.	Corporate Bonds	31.52%
9.	Preferred Stock	4.05%
10.	Cash and Cash Equivalents	0.72%
11.	U.S. Government Agencies	0.39%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Balanced Fund for the period January 1, 1999 through December 31, 2008 with the same investment in the S&P 500 Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Return
For the year ended December 31, 2008

	Class A	Class C
One Year	– 34.49%	– 31.72%
Five Year	– 3.30%	– 2.90%
Ten Year	1.18%	1.00%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $11,044, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares is 02/08/93; and the inception date for Class C shares is 04/01/98. It is not possible to invest directly in an Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The NASDAQ Stock Market.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index (formerly called the Lehman Intermediate Corporate Bond Index) is an unmanaged index of intermediate term corporate bonds since 01/07/73.

Pacific Advisors

  Balanced Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expense Paid During Period 07/01/08 – 12/31/08
Balanced Fund Class A
Actual	$1,000.00	$726.20	$10.02
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$11.76
Balanced Fund Class C
Actual	$1,000.00	$723.20	$13.38
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$15.73

4  Expenses are equal to the Fund's annualized expense ratio of 2.31% for Class A shares and 3.09% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Pacific Advisors

  Growth Fund

Seeks to achieve long-term capital appreciation. Invests primarily in medium to large capitalization companies whose stocks are a part of the S&P 500 Index1 or the NASDAQ 100 Index2.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2008		For the fiscal year ended December 31, 2007
			Expense Ratio	Net Expense Ratio
Class A	– 39.89%	Class A	3.17%	2.65%
Class C	– 40.48%	Class C	3.93%	3.40%
S&P 500 Index	– 37.00%
Russell 1000 Index[3]	– 37.60%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2008.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Interview with Portfolio Manager

Thomas H. Hanson

How did the Fund weather the shift in market momentum during the final half of 2008?

In the first half of the year, it appeared that the economy would sustain modest growth in spite of soaring energy and commodity prices and deterioration in the housing market. However, the credit markets rapidly deteriorated in the third quarter amid the downfall of firms such as Lehman Brothers, AIG, Merrill Lynch, and Washington Mutual. The impact of the credit crisis reverberated far beyond the financial industry and the subsequent downturn in global economic activity compounded its effect.

The markets buckled in the third and fourth quarters under pressure from the global credit crisis and the ensuing recession. The evolving credit crisis created immense pressure on the equity markets as investors sold stocks to meet margin calls and fled to the safety of U.S. Treasuries. Stock prices fell across the board and even fundamentally sound companies with strong balance sheets and solid growth potential suffered significant price declines.

The Fund's defensive positioning in healthcare and underweighting in financials helped to minimize some of the initial impact of the fallout in the financial sector. However, much of this advantage dissipated by the end of the third quarter when the credit crisis came to a head. No sector or investment type was

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The NASDAQ Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2   The NASDAQ 100 Stock Index is an unmanaged, market capitalization weighted measure of the 100 largest non-financial domestic and international common stocks listed on The NASDAQ Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

3   The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of the 1,000 largest publicly traded companies within the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of capital gains, management fees, or expenses.

Pacific Advisors

  Growth Fund continued

immune to the market downturn in the third and fourth quarters. Market volatility ultimately eroded performance across the Fund's holdings.

How was the Fund positioned to navigate this period of heightened market volatility?

The Fund employed a defensive investment strategy throughout the year to manage risk in response to market volatility and diminishing economic expectations. From the beginning of the year, holdings were concentrated in defensive sectors and companies with less vulnerability to an economic downturn. These holdings were primarily in the healthcare and related industries as well as the industrial sector. They included healthcare equipment makers Becton Dickinson, Zimmer Holdings, and St. Jude Medical; pharmaceutical provider Johnson & Johnson; personal care products maker Chattem; healthcare insurer WellPoint; and industrial firms such as Chicago Bridge & Iron and ITT Corp.

As part of the Fund's defensive strategy, we also systematically increased the Fund's cash position from 3% to 8% over the course of the year. This helped lessen the impact of the market volatility and positions the Fund to take advantage of new investment opportunities as market conditions improve. Cash was raised as underperforming positions were pruned or liquidated such as chip-maker Intel and crane manufacturer Manitowoc; and profits were taken from well-performing holdings.

How was the Fund impacted by the volatility in energy prices?

Underperformance in the last half of the year was most significant in the Fund's energy holdings. Short-term fundamental and technical pressures created a sharp drop in oil prices from a high of near $150 per barrel down to a low near $30 in the second half of the year. This resulted in an arbitrary selloff in energy and related stocks. However, the long-term outlook on energy and related industries remains favorable.

Attention has focused on the near-term factors depressing oil prices, including slower global economic growth and interest in alternative energy sources. Petroleum, however, remains one of the most cost-effective forms of energy. Furthermore, oil supply is largely controlled by a cartel that targets a price of $75 per barrel. Ongoing development in various countries including China and India will sustain pressure on existing oil and natural gas supplies. Global economic stimulus measures which include substantial spending on infrastructure will further stimulate demand for energy and related services.

The Fund employs a long-term investment strategy with a 3 to 5 year investment time horizon. The Fund seeks to identify leading sectors and invest in companies in those areas which have above-average, long-term growth potential. Given the Fund's long-term strategy, we maintained a reasonable exposure to energy.

We do not anticipate oil prices will return to the heights reached in 2008. In time, however, we believe supply and demand factors will lead to a recovery in prices which will benefit energy and energy related companies. We remain confident in the franchises in the portfolio and believe the market will eventually reward these strong performers. As such, the Fund has maintained positions in quality energy firms such as Apache Corporation, ConocoPhillips, Chesapeake Energy, Marathon Oil and FMC Technologies.

What is the economic and market outlook for 2009?

It will take some time to work through current economic challenges. In the first half of 2009, we expect generally weak corporate earnings; a contracting GDP; rising unemployment; tight credit; and falling housing prices. Nevertheless, positive signs are emerging. They include the massive Federal stimulus package; historically low mortgage rates; some easing in the credit markets; and lower inflation.

It will also take some time for the markets to stabilize. We expect periods of heightened volatility in 2009 as the market consolidates and attempts to establish a base from which to move forward. Over time, we believe improved clarity will help restore investor confidence and reestablish a more rational market environment.

As confidence builds, we anticipate the market will once again reward companies with strong financials and solid growth prospects. However, a more conservative attitude toward risk will likely translate into a period of more moderate growth in the overall market. As such, we expect that performance will be driven by individual stocks.

How will the Fund's investment strategy be implemented?

Patience, discipline and effective stock selection will remain key to managing risk and achieving gains in 2009. Market leadership will likely come from companies with the strongest balance sheets. Some sectors, however, are expected to benefit from early signs of an economic recovery and long-term growth trends.

Fund holdings are focused in these areas with transportation holdings such as Boeing and railroad operator Genesee & Wyoming; energy services companies including FMC Technologies, which builds and repairs offshore oil rigs; and leading technology firms including Cisco Systems, Qualcomm, and Itron. The Fund is also positioned in industries poised to benefit from the long-term growth trend in infrastructure building. Positions in these areas include basic materials firms such as BHP Billiton, a leading mining company, and Commercial Metals which manufactures and distributes steel products in the U.S. and abroad; and infrastructure related companies such as Chicago Bridge & Iron and industrial conglomerates General Electric and Honeywell.

The Fund will continue to maintain a greater position in cash to reduce the impact of market volatility. As new market leadership emerges, the Fund will redeploy cash in the leading companies within the strongest market sectors.

Pacific Advisors

  Growth Fund continued

Portfolio Holdings as of 12/31/08 (Based on Total Investments)

	Equities	92.07%
1.	Health Care	31.81%
2.	Energy	23.69%
3.	Industrials	14.61%
4.	Information Technology	10.55%
5.	Consumer Staples	4.63%
6.	Other Equities	6.78%
7.	Cash and Cash Equivalents	7.93%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Growth Fund for the period May 1, 1999 through December 31, 2008 with the same investment in the S&P 500 Index2 and the Russell 1000 Index3.

Average Annual Compounded Return
For the year ended December 31, 2008

	Class A	Class C
One Year	– 43.34%	– 41.07%
Five Year	– 3.00%	– 2.66%
Since Inception	– 4.93%	– 5.23%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $5,970, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 05/01/99. It is not possible to invest directly in an Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The NASDAQ Stock Market.

3  The Russell 1000 Stock Index is an unmanaged, weighted measure of the 1000 largest companies within the Russell 3000 Index.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expense Paid During Period 07/01/08 – 12/31/08
Growth Fund Class A
Actual	$1,000.00	$630.80	$10.74
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$13.34
Growth Fund Class C
Actual	$1,000.00	$627.10	$13.91
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$17.31

5  Expenses are equal to the Fund's annualized expense ratio of 2.62% for Class A shares and 3.40% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Pacific Advisors

  Multi-Cap Value Fund

Seeks to achieve long-term capital appreciation. Invests in a diversified portfolio of large to small capitalization companies using an actively managed, value investment approach.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2008		For the fiscal year ended December 31, 2007
Class A	– 45.78%	Class A	2.82%
Class C	– 46.33%	Class C	3.56%
S&P 500 Index[1]	– 37.00%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2008.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Interview with Portfolio Managers

George A. Henning
Samuel C. Coquillard

Why did the Fund underperform its benchmark in 2008?

The widespread financial crisis and the resulting recession overwhelmed the equity markets in the last half of the year. All areas of the market experienced significant selling as investors sold stocks to meet margin calls and fled to the safety of cash and U.S. Treasuries. Individual stocks declined across the board notwithstanding the strength of the underlying companies.

The severe selloff in energy stocks hurt Fund performance in 2008. Energy and related sectors experienced strong growth in the first half of the year. A combination of fundamental and technical factors subsequently produced a steep drop in energy prices in the second half of the year. Despite short-term weakness, however, we believe the long-term outlook for the energy sector remains favorable.

Continued growth in developing countries such as China and India promises to sustain demand for oil and natural gas supplies. In addition, economic stimulus plans proposed by world governments involve significant investments in infrastructure which should further increase demand for base materials and energy resources. Over time, we believe energy prices will recover as supply and demand factors will regain traction.

Defensive holdings provided some ballast against equity market volatility in the last half of the year. This included the Fund's position in information technology provider SAIC. The company benefited from a steady stream of contracts from the U.S. Government. The outlook for SAIC remains bright with government expenditures likely to remain elevated due to Defense Department spending and efforts to stimulate the domestic economy. Defensive holdings also included Johnson & Johnson. With its focus on consumer staples, the company did not experience the dramatic drop off in demand that other consumer-related stocks experienced. With its global reach, we believe Johnson & Johnson will continue to provide value to the Fund.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The NASDAQ Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

At present, the market is deeply oversold and current valuations do not reflect the real value and growth potential of many firms in the portfolio. Over time, we believe the market will once again reward companies with strong financials and solid growth prospects.

What was the Fund's investment strategy in the last half of 2008?

The Fund's investment strategy continued to focus on identifying quality companies that exhibit superior business models, strong management teams, solid balance sheets, and favorable growth prospects, while trading at attractive valuations. During 2008, we continued to increase the Fund's holdings in mid and small cap companies. This diversification strategy helped manage portfolio risk while providing long-term growth potential for the Fund.

In the second half of the year, the Fund increased its holdings in defensive and early recovery mid cap companies. Defensive stocks tend to outperform during a downturn and help mitigate the impact of market volatility. Defensive positions included KBR, an infrastructure specialist that services world governments. KBR's business should benefit from domestic and foreign stimulus plans, additional U.S. troop deployments, and growing interest in natural gas products.

Early recovery companies typically benefit from the first signs of an economic recovery. These types of stocks included C.H. Robinson and Landstar System, which provide specialized transportation logistics services. By providing a connection between manufacturers and retailers, these companies are positioned to benefit from developing trends in the economy. These companies also have nimble operations which give them the flexibility to respond rapidly to changing market conditions.

The Fund also initiated a position in Group 1 Automotive, an automotive retailer with a focus on foreign and luxury brands. Although consumers are currently delaying car purchase decisions, Group 1 is poised to benefit from the long-term industry trend which favors foreign and luxury brands over domestic manufacturers.

During the second half of the year, the Fund also eliminated positions in 3M and UnitedHealth Group due to their limited price appreciation potential and as part of the Fund's overarching strategy of rotating out of large cap stocks into mid and small cap stocks. The Fund sold its position in American International Group in the wake of the government's intervention.

Why has the Fund focused on mid cap companies?

Mid cap companies are attractive because they typically focus on a core business and maintain nimble operations. In addition, they often benefit from dominant competitive positions and international operations which allow them to participate in global growth opportunities. In this way, mid cap companies combine the focused advantages of small companies with the scale advantages of large companies.

We believe the current environment is particularly favorable for mid cap stocks, as the dramatic deterioration of equity markets has made it possible to own leading companies at attractive valuations. As we discussed earlier, the Fund added several mid cap positions in the second half of the year. We believe these new holdings bring additional diversification and growth potential to the portfolio.

What is the outlook for 2009?

It will take some time to work through the current economic challenges. While the timing is uncertain, we expect market conditions will improve during 2009. A more rational market environment will likely emerge as investor confidence grows in response to improvements in the credit markets and early signs of economic recovery.

We expect 2009 performance will be driven by individual stocks as opposed to broad based market gains. Companies which avoided the temptation to over-leverage during the credit boom have the capacity to strategically invest in initiatives which will increase their future growth opportunities. The Fund will

Pacific Advisors

  Multi-Cap Value Fund continued

continue to focus its holdings primarily in mid and small cap stocks which may see an earlier recovery due to their more focused business operations.

At present, we do not anticipate major changes to the portfolio in 2009. Holdings are concentrated in leading, value-oriented companies poised to benefit in the early stages of economic recovery. This includes energy positions such as Marathon Oil and Mitcham Industries; transportation firms Genesee & Wyoming and C.H. Robinson; infrastructure holdings Commercial Metals and KBR; and consumer goods stocks Home Depot and Group 1 Automotive.

While we pay close attention to broader economic news and trends, investment decisions will continue to be made based on the fundamentals of the individual companies in the portfolio. Given the current environment, we will be focused on each company's ability to weather the economic downturn and improve its competitive position. While it is difficult to predict near-tem market performance with certainty, we believe investment in solid companies with competitive advantages will provide long-term value to the Fund.

Portfolio Holdings as of 12/31/08 (Based on Total Investments)

	Equities	100.00%
1.	Energy	29.68%
2.	Industrials	26.40%
3.	Consumer Staples	10.72%
4.	Consumer Discretionary	9.11%
5.	Information Technology	8.92%
6.	Materials	7.83%
7.	Other Equities	7.34%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Multi-Cap Value Fund for the period April 1, 2002 through December 31, 2008 with the same investment in the S&P 500 Index2 and the Russell 1000 Index3.

Average Annual Compounded Return
For the year ended December 31, 2008

	Class A	Class C
One Year	– 48.89%	– 46.86%
Five Year	– 7.44%	– 7.10%
Since Inception	– 3.64%	– 3.54%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $7,838, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 04/01/02. It is not possible to invest directly in an Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The NASDAQ Stock Market.

Pacific Advisors

  Multi-Cap Value Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expense Paid During Period 07/01/08 – 12/31/08
Multi-Cap Value Fund Class A
Actual	$1,000.00	$534.90	$12.35
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$16.29
Multi-Cap Value Fund Class C
Actual	$1,000.00	$531.80	$15.25
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$20.16

3  Expenses are equal to the Fund's annualized expense ratio of 3.20% for Class A shares and 3.96% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Fund

Seeks to achieve long-term capital appreciation. Invests in small company stocks with strong earnings growth potential using a value investment approach with a focus on companies whose market capitalization is below $500 million.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2008		For the fiscal year ended December 31, 2007
Class A	– 43.52%	Class A	2.34%
Class C	– 44.05%	Class C	3.09%
Class I	– 41.00%	Class I	2.10%
Russell 2000 Index[1]	– 33.79%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2008.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Interview with Portfolio Manager

George A. Henning

What happened to the equity markets in 2008?

The equity markets experienced heightened volatility in the first half of the year in response to rising energy prices and signs of trouble within the financial industry. The market subsequently buckled in the third quarter under pressure from deterioration in the credit markets, falling consumer confidence, and growing evidence of a global economic recession. In particular, the failure of Lehman Brothers on September 15th marked a critical event that wreaked havoc on the global financial system.

Following Lehman's bankruptcy announcement, investor confidence cratered and a wave of panic selling ensued as short-selling, hedge fund redemptions and program trading overtook the market. This heightened volatility drove investors to seek safety in cash and short-term U.S. Treasuries. At times, the demand for U.S. Treasuries was so great that the yield on the 3-month U.S. T-Bill approached 0%.

Market sell-offs in the second half of the year were primarily driven by fear and speculation on general market conditions as opposed to reasoned responses to changes in the underlying fundamentals of individual companies. These sell-offs resulted in significant pullbacks in stock prices across the board. The stock prices of many companies, even companies with strong balance sheets and attractive growth prospects, fell to a fraction of their fundamental values.

No area of the market was immune to the depreciation experienced in the last half of the year. The Russell 2000 Index of small cap stocks was down -33.79% for the year compared to a loss of -37.00% for the broader market as measured by the S&P 500 Index. Yet, the market downturn has not diminished the favorable long-term prospects for many small cap companies.

Why did the Fund underperform the Russell 2000 Index?

Market conditions were a significant factor in the Fund's underperformance. Companies with solid financials and the demonstrated ability to weather an economic recession have not been immune from severe price depreciation. We believe current valuations do not reflect the strength and long-term value of

1  The Russell 2000 Stock Index is an unmanaged, market-weighted measure of the 2,000 smallest publicly traded companies of the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

Pacific Advisors

  Small Cap Fund continued

many of the companies in the Fund which have solid balance sheets, experienced management teams, and sound growth prospects.

The indiscriminate selloff in energy stocks was also a detriment to portfolio performance in 2008. Energy and related sectors outperformed for most of year, and many of the companies in the Fund were experiencing strong growth. In the mid part of the year, however, fundamental and technical factors drove oil prices from a high near $150 per barrel to a low near $30 causing investor confidence in the sector to plummet. Selling pressure was particularly severe in energy related stocks as hedge funds were forced to unwind investment strategies which were heavily overweighted energy stocks.

The Fund was also hurt by poor performance from consumer discretionary holdings such as automotive suppliers Noble International and Amerigon. These two companies own advanced proprietary technologies that should provide long-term growth opportunities. In 2008, rising unemployment, coupled with declining consumer confidence and spending, raised questions regarding the viability of domestic auto manufacturers. However, we believe the fall in consumer demand was largely the result of delayed, rather than cancelled, purchase decisions. We believe these companies will to return to form as integral suppliers to the global automotive industry when consumers return to showrooms.

We believe the underperformance in the Fund's energy and consumer discretionary holdings was the result of short-term market phenomena. The underlying fundamentals and long-term outlook for these companies remains favorable. Therefore, we maintained the Fund's holdings in these areas and believe the underlying strength of these companies will be rewarded as market conditions improve.

What changes were made to the Fund in 2008?

Few significant changes were made to the Fund's portfolio during the last half of the year. The Fund's investment strategy has a three to five-year time horizon; and, we anticipate that there will be periods of weakness over that time. In an event-driven market, we believe the Fund is best served by maintaining a disciplined investment strategy rather than reacting to market turmoil. Adjustments were made to the portfolio to take advantage of select investment opportunities and respond to individual company events.

For example, the Fund added a new position in Orion Marine Group, a marine infrastructure engineering and construction company. Orion's core operations are growing at a rapid pace. In addition, we believe the company will benefit from the federal fiscal stimulus package. One of the Fund's long-term holdings, Intervoice, was sold during the period following its acquisition by Convegys. The Fund also sold its positions in Chesapeake Energy and Denbury Resources to lock in profits from record high energy prices. .

What is the Fund's view on the long-term outlook for energy and related stocks?

Despite the poor performance of energy holdings in the second half of 2008, our outlook on energy and related industries remains favorable. Long-term, we believe energy demand will outpace supply resulting in higher prices for energy and energy related services. While prices are not likely to reach the lofty levels seen last year, we expect they will recover to levels that promote the continued investment in exploration and production of these natural resources.

Demand will come from continued development in large emerging markets, primarily China, but also including other countries such as India and Brazil. Furthermore, the enormous fiscal stimulus packages being proposed by world governments involve record amounts of infrastructure spending that should reignite demand for base materials and energy resources. Great attention has been paid to the near-term factors depressing crude oil prices, including slowed global economic growth and a renewed interest in alternative energy sources. Nevertheless, petroleum remains one of the most economic forms of energy; and its supply is largely controlled by a cartel that actively targets a price of $75 per barrel. Over time, we believe these supply and demand factors will regain traction.

What is the Fund's investment strategy going forward?

The Fund's investment strategy is focused on four types of stocks: defensive; early recovery; stimulus; and traditional value.

Defensive companies are those that provide goods or services that are minimally impacted by the broader economic environment. These stocks tend to outperform during a downturn and provide key ballast against market volatility. Defensive companies include Team Inc., which performs maintenance work for industrial plants, such as refineries. Team actually sees an increase in work during periods of economic slowdown as customers are finally able to pause production for key maintenance work that was financially unappealing when economic activity was stronger. Also included in this category are pawnshop operators EZCORP and First Cash Financial; and American Ecology, a nuclear waste management company.

Early recovery companies are those that typically see the first signs of an economic rebound. These stocks tend to appreciate several months before the actual economy recovers and often act as a harbinger of better times ahead. One such company is Kirby Corporation which is involved in the inland marine transportation of chemicals and refined petroleum products. As such, it has a front row seat to the developing trends of the overall economy. Other early recovery holdings include transportation firms Genesee & Wyoming and Vitran Corporation; and energy and related companies such as Parker Drilling, and Mitcham Industries.

Stimulus stocks are expected to benefit from the federal government's massive stimulus plan. Areas of focus include infrastructure companies such as Orion Marine Group and Commercial Metals, a manufacturer of structured steel products used in roads and bridges; alternative energy companies such as Apogee Enterprises, a leading manufacturer of energy-efficient architectural glass; and Darling International, which is developing a bio-fuel technology.

Traditional value stocks do not fall neatly into any particular sector or industry, but share the common traits of great business models, solid balance sheets, experienced management teams, and intriguing growth opportunities at attractive valuations. Oftentimes, they include investments which seem contradictory to prevailing market wisdom or smaller companies in niche industries. One such example is Conns Inc., a consumer electronics and appliance retailer with stores based in Texas, Louisiana, and Oklahoma. Consumer spending in these states held up better than the rest of the nation due to their exposure to strong energy markets. In addition, having its own credit operations provided the flexibility for Conns to manage through the holiday season.

An example of a value holding in a specialized industry is America Service Group. The company provides healthcare services to inmates at state and local prisons. To lower costs, many states and municipalities have outsourced these services. Outsourcing has become increasingly popular in the face of budget crises. There are only a few companies that provide these services to correctional facilities. Consequently, America Service Group, with no debt on its balance sheet, is in a strong position to expand its business.

What is the economic and market outlook for 2009?

The U.S. Government's stimulus package is expected to help restore stability and promote an economic recovery. However, it will likely take several quarters for stimulus measures to begin to improve the broader economy. As such, we do not anticipate seeing early signs of improvement in the economy until the latter part of the year.

We believe market conditions will improve in 2009, but it will take some time for the markets and the economy to stabilize and establish new growth patterns. Significant capital is being held in cash or short-term U.S. Treasuries. As the financial system stabilizes and investor confidence strengthens, we believe the equity markets will improve. Given the heightened attention toward risk, we expect performance to be driven by individual stocks selection as opposed to broad based gains in the overall market.

In particular, we believe the outlook for many small cap stocks remains favorable. Small companies typically focus on a core business within a well-defined market. During periods of contraction, these companies often find opportunities to enhance their competitive positions. Additionally, most small companies primarily serve domestic markets and are generally less susceptible to fluctuations in foreign exchange values and negative pressure on exports. We believe the leading small cap companies have the operating leverage to take strategic initiatives to develop future growth opportunities.

Pacific Advisors

  Small Cap Fund continued

Portfolio Holdings as of 12/31/08 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	36.53%
2.	Financials	20.62%
3.	Energy	12.88%
4.	Consumer Discretionary	9.96%
5.	Health Care	5.75%
6.	Materials	4.17%
7.	Consumer Staples	3.78%
8.	Telecommunications Services	3.75%
9.	Information Technology	2.56%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Small Cap Fund for the period January 1, 1999 through December 31, 2008 with the same investment in the Russell 2000 Index2.

Average Annual Compounded Return
For the year ended December 31, 2008

	Class A	Class C	Class I
One Year	– 46.77%	– 44.60%	– 41.00%
Five Year	2.50%	2.87%	NA
Ten Year	4.86%	4.29%	NA
Since Inception	7.05%	1.13%	– 16.90%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Rankings do not take sales loads into account. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $15,216, and no contingent deferred sales charges would apply. The inception date for Class A shares is 02/08/93; and the inception date for Class C shares is 04/01/98. The inception date for Class I shares is 10/09/06. From inception through December 31, 2008, a $10,000 investment in Class I shares would have been valued at $6,687, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. It is not possible to invest directly in an Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, commissions or expenses.

2  The Russell 2000 Stock Index is an unmanaged, weighted measure of the 2,000 smallest companies within the Russell 3000 Index.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/08	Ending Account Value 12/31/08	Expense Paid During Period 07/01/08 – 12/31/08
Small Cap Fund Class A
Actual	$1,000.00	$588.70	$9.74
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$12.42
Small Cap Fund Class C
Actual	$1,000.00	$585.70	$12.64
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$16.14
Small Cap Fund Class I
Actual	$1,000.00	$614.80	$8.77
Hypothetical (5% return before expense)	$1,000.00	$1,025.14	$11.00

3  Expenses are equal to the Fund's annualized expense ratio of 2.44% for Class A shares, 3.17% for Class C shares and 2.16% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

financial statements

Pacific Advisors Government Securities Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
INDUSTRIALS			1.47
INDUSTRIAL CONGLOMERATES
5,000	GENERAL ELECTRIC CO.	81,000
		81,000	1.47
TELECOMMUNICATION SERVICES			1.58
DIVERSIFIED TELECOM. SERVICES
10,000	FRONTIER COMMUNICATIONS CORP.	87,400
		87,400	1.58
UTILITIES			2.23
ELECTRIC UTILITIES
4,000	PPL CORP.	122,760
		122,760	2.23
TOTAL COMMON STOCK (Cost: $343,800)		291,160	5.28
US GOVT SECURITIES
US GOVERNMENT AGENCY			83.78
US GOVERNMENT AGENCY
300,000	FEDERAL FARM CREDIT BANK 3.90% 03/20/13	300,919
300,000	FEDERAL FARM CREDIT BANK 4.25% 12/10/13	298,823
200,000	FEDERAL FARM CREDIT BANK 4.50% 03/10/14	200,000
250,000	FEDERAL FARM CREDIT BANK 4.50% 04/22/14	250,113
400,000	FEDERAL FARM CREDIT BANK 4.83% 04/14/15	400,188
500,000	FEDERAL FARM CREDIT BANK 4.98% 06/16/15	500,245
200,000	FEDERAL FARM CREDIT BANK 5.75% 10/29/15	202,621
100,000	FEDERAL FARM CREDIT BANK 5.35% 08/28/17	100,055
200,000	FEDERAL HOME LOAN BANK 02/18/09 FLOAT	200,219
250,000	FEDERAL HOME LOAN BANK 4.45% 06/03/13	250,086
100,000	FEDERAL HOME LOAN BANK 5.00% 07/02/13	101,809
75,000	FEDERAL HOME LOAN BANK 4.55% 05/05/15	75,584
255,000	FEDERAL HOME LOAN BANK 4.75% 05/14/15	256,820
200,000	FEDERAL HOME LOAN BANK 5.35% 01/07/16	200,063
200,000	FEDERAL HOME LOAN BANK 5.125% 02/08/16	200,059
300,000	FEDERAL HOME LOAN BANK 5.15% 02/05/18	300,926
200,000	FEDERAL HOME LOAN BANK 5.00% 02/13/18	200,455
125,000	FEDERAL HOME LOAN BANK 4.25% 07/17/18 STEP	125,128
100,000	FEDERAL HOME LOAN BANK 5.60% 07/14/20	100,035
250,000	FEDERAL NATL MTG ASSOC. 4.40% 06/03/13	252,283
100,000	FEDERAL NATL MTG ASSOC. 6.00% 10/24/16	100,264
		4,616,698	83.78
TOTAL US GOVT SECURITIES (Cost: $4,606,394)		4,616,698	83.78

See Accompanying Notes to Financial Statements

Pacific Advisors Government Securities Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK
FINANCIALS			2.73
COMMERCIAL BANKS
4,000	BARCLAYS BANK PLC 6.625% PFD	50,200
2,000	BARCLAYS BANK PLC 7.10% PFD	27,200
2,500	CITIGROUP INC. 8.125% PFD	39,875
		117,275	2.13
DIVERSIFIED FINANCIAL SERVICES
2,000	DEUTSCHE BANK 7.35% PFD	32,980
		32,980	0.60
TELECOMMUNICATION SERVICES			1.81
DIVERSIFIED TELECOM. SERVICES
4,000	AT&T INC. 6.375% PFD	99,760
		99,760	1.81
TOTAL PREFERRED STOCK (Cost: $362,500)		250,015	4.54
SHORT TERM INVESTMENTS
MONEY MARKET			0.83
45,821	UMB MONEY MARKET FIDUCIARY	45,821
		45,821	0.83
US TREASURY BILL			3.63
US TREASURY BILL
200,000	US TREASURY BILL 04/02/09	199,942
		199,942	3.63
TOTAL SHORT TERM INVESTMENTS (Cost: $245,800)		245,763	4.46
TOTAL INVESTMENTS (Cost: $5,558,494)		5,403,636	98.06
OTHER ASSETS LESS LIABILITIES		107,035	1.94
TOTAL NET ASSETS		5,510,671	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			0.82
DISTRIBUTORS
1,000	GENUINE PARTS CO.	37,860
		37,860	0.51
SPECIALTY RETAIL
1,000	HOME DEPOT INC.	23,020
		23,020	0.31
CONSUMER STAPLES			2.28
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	154,550
		154,550	2.08
TOBACCO
1,000	ALTRIA GROUP INC.	15,060
		15,060	0.20
ENERGY			5.30
OIL, GAS & CONSUMABLE FUELS
1,000	APACHE CORP.	74,530
1,000	BRITISH PETROLEUM PLC ADR	46,740
1,000	CONOCOPHILLIPS	51,800
3,000	MARATHON OIL CORP.	82,080
1,000	OCCIDENTAL PETROLEUM CORP.	59,990
1,000	ULTRA PETROLEUM CORP.*	34,510
1,250	XTO ENERGY INC.	44,088
		393,738	5.30
FINANCIALS			1.74
COMMERCIAL BANKS
1,000	WILMINGTON TRUST CORP.	22,240
		22,240	0.30
DIVERSIFIED FINANCIAL SERVICES
4,000	BANK OF AMERICA CORP.	56,320
		56,320	0.76
INSURANCE
1,000	CHUBB CORP.	51,000
		51,000	0.68

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			5.41
PHARMACEUTICALS
2,000	GLAXOSMITHKLINE PLC ADR	74,540
4,000	JOHNSON & JOHNSON	239,320
5,000	PFIZER INC.	88,550
		402,410	5.41
INDUSTRIALS			3.06
AEROSPACE & DEFENSE
2,000	HONEYWELL INT'L INC.	65,660
		65,660	0.88
INDUSTRIAL CONGLOMERATES
10,000	GENERAL ELECTRIC CO.	162,000
		162,000	2.18
INFORMATION TECHNOLOGY			1.31
SOFTWARE
5,000	MICROSOFT CORP.	97,200
		97,200	1.31
MATERIALS			0.34
CHEMICALS
1,000	DUPONT DE NEMOURS & CO.	25,300
		25,300	0.34
TELECOMMUNICATION SERVICES			3.19
DIVERSIFIED TELECOM. SERVICES
1,000	AT&T INC.	28,500
20,000	FRONTIER COMMUNICATIONS CORP.	174,800
1,000	VERIZON COMMUNICATIONS INC.	33,900
		237,200	3.19
UTILITIES			1.95
ELECTRIC UTILITIES
1,000	DUKE ENERGY CORP.	15,010
		15,010	0.20
MULTI-UTILITIES
2,000	DOMINION RESOURCES INC.	71,680
2,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	58,340
		130,020	1.75
TOTAL COMMON STOCK (Cost: $2,369,035)		1,888,588	25.40

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND
CONSUMER DISCRETIONARY			10.68
MEDIA
419,000	LIBERTY MEDIA CORP. 7.75% 07/15/09	408,787
		408,787	5.50
MULTILINE RETAIL
281,000	DAYTON HUDSON CO. 8.60% 01/15/12	287,552
		287,552	3.87
SPECIALTY RETAIL
100,000	HOME DEPOT INC. 5.20% 03/01/2011	97,236
		97,236	1.31
ENERGY			4.59
OIL, GAS & CONSUMABLE FUELS
143,000	ATLANTIC RICHFIELD 8.50% 04/01/12	160,467
170,000	TEXACO CAPITAL 8.625% 06/30/10	180,908
		341,375	4.59
FINANCIALS			23.65
COMMERCIAL BANKS
100,000	AMERICAN EXPRESS CO. 10/20/09 FLOAT	95,327
		95,327	1.28
DIVERSIFIED FINANCIAL SERVICES
300,000	AIG 6.00% 11/15/14	74,135
30,000	AMERICAN EXPRESS CO. 5.00% 12/02/10	29,139
200,000	AMERICAN EXPRESS CO. 7.30% 08/20/13	204,719
50,000	GENERAL ELECTRIC CAP 8.875% 05/15/09	50,651
371,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	394,260
150,000	GENERAL ELECTRIC CAP 5.50% 09/30/16 STEP	147,449
100,000	GENERAL ELECTRIC CAP 5.40% 02/15/17	99,531
70,000	HOUSEHOLD FINANCE CO. 01/10/09 FLOAT	70,000
100,000	HOUSEHOLD FINANCE CO. 09/10/09 FLOAT	89,257
106,000	HSBC 11/10/13 FLOAT	68,900
100,000	NATIONAL RURAL UTIL 5.75% 08/28/09	100,645
99,000	SLM CORP. 03/15/09 FLOAT	93,421
107,000	SLM CORP. 03/15/09 FLOAT	100,945
		1,523,052	20.49
INSURANCE
28,000	HARTFORD LIFE INSURANCE 6.00% 09/15/21	18,658
75,000	HARTFORD LIFE GLOBAL FUND 6.00% 07/15/15	57,005
100,000	PROTECTIVE LIFE 05/10/10 FLOAT	63,939
		139,601	1.88

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
INDUSTRIALS			1.13
ROAD & RAIL
91,000	CANADIAN PACIFIC RAILWAY 5.75% 05/15/13	84,217
		84,217	1.13
MATERIALS			1.32
CHEMICALS
50,000	DOW CHEMICAL CO. 5.00% 06/15/13	48,674
50,000	DOW CHEMICAL CO. 5.90% 09/15/15	49,808
		98,482	1.32
TELECOMMUNICATION SERVICES			7.88
DIVERSIFIED TELECOM. SERVICES
100,000	AT&T CORP. 7.30% 11/15/11	103,897
327,545	BELLSOUTH TELECOM. 6.30% 12/15/15	334,334
100,000	VERIZON FLORIDA 6.125% 01/15/13	95,305
53,000	VERIZON 6.50% 09/15/11	52,612
		586,148	7.88
UTILITIES			5.29
ELECTRIC UTILITIES
232,000	SOUTH CAROLINA ELEC 6.70% 02/01/11	233,773
		233,773	3.14
GAS UTILITIES
150,000	PIEDMONT NATURAL GAS 7.80% 09/29/10	159,592
		159,592	2.15
TOTAL CORPORATE BOND (Cost: $4,434,802)		4,055,142	54.55
US GOVT SECURITIES
US GOVERNMENT AGENCY			9.65
US GOVERNMENT AGENCY
155,000	FEDERAL FARM CREDIT BANK 4.375% 05/21/13	155,070
100,000	FEDERAL FARM CREDIT BANK 5.35% 08/28/17	100,055
100,000	FEDERAL HOME LOAN BANK 6.00% 06/15/17	101,841
100,000	FEDERAL HOME LOAN BANK 6.00% 07/19/17	107,850
250,000	FEDERAL NATL MTG ASSOC. 4.40% 06/03/13	252,283
		717,099	9.65
TOTAL US GOVT SECURITIES (Cost: $705,000)		717,099	9.65

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK
FINANCIALS			5.21
COMMERCIAL BANKS
2,000	BANK OF AMERICA 7.25% PFD	38,800
2,000	BARCLAYS BANK PLC 6.625% PFD	25,100
2,000	BARCLAYS BANK PLC 7.10% PFD	27,200
2,500	CITIGROUP INC. 8.125% PFD	39,875
4,000	HSBC HOLDINGS PLC 6.20% PFD A	74,320
		205,295	2.76
DIVERSIFIED FINANCIAL SERVICES
2,000	MERRILL LYNCH 6.375% PFD	29,860
2,000	MERRILL LYNCH 6.45% PFD	31,540
3,000	DEUTSCHE BANK 6.625% PFD	45,540
		106,940	1.44
INSURANCE
3,000	METLIFE INC. 6.50% PFD	51,210
2,500	PHOENIX COMPANIES INC. 7.45% PFD	24,000
		75,210	1.01
TELECOMMUNICATION SERVICES			0.67
DIVERSIFIED TELECOM. SERVICES
2,000	AT&T INC. 6.375% PFD	49,880
		49,880	0.67
UTILITIES			0.65
ELECTRIC UTILITIES
2,000	FPL GROUP CAPITAL 6.60% PFD A	48,400
		48,400	0.65
TOTAL PREFERRED STOCK (Cost: $725,060)		485,725	6.53
SHORT TERM INVESTMENTS
MONEY MARKET			3.52
262,001	UMB MONEY MARKET FIDUCIARY	262,001
		262,001	3.52
TOTAL SHORT TERM INVESTMENTS (Cost: $262,001)		262,001	3.52
TOTAL INVESTMENTS (Cost: $8,495,898)		7,408,555	99.65
OTHER ASSETS LESS LIABILITIES		25,959	0.35
TOTAL NET ASSETS		7,434,514	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			1.82
HOTELS, RESTAURANTS & LEISURE
4,000	MCDONALD'S CORP.	248,760
		248,760	0.95
MEDIA
10,000	WALT DISNEY CO.	226,900
		226,900	0.87
CONSUMER STAPLES			8.10
BEVERAGES
15,000	COCA-COLA CO.	679,050
		679,050	2.59
FOOD PRODUCTS
7,500	MCCORMICK & COMPANY INC.	238,950
12,000	SMUCKER JM CO.	520,320
		759,270	2.90
HOUSEHOLD PRODUCTS
11,053	PROCTER & GAMBLE CO.	683,296
		683,296	2.61
ENERGY			12.76
ENERGY EQUIPMENT & SERVICES
24,000	CAMERON INT'L CORP.*	492,000
10,000	HALLIBURTON CO.	181,800
5,000	NATIONAL OILWELL VARCO INC.*	122,200
		796,000	3.04
OIL, GAS & CONSUMABLE FUELS
6,000	BRITISH PETROLEUM PLC ADR	280,440
8,000	CONOCOPHILLIPS	414,400
15,000	DEVON ENERGY CORP.	985,650
8,750	SPECTRA ENERGY CORP.	137,725
15,000	SUNCOR ENERGY INC.	292,500
30,000	WILLIAMS COMPANIES INC.	434,400
		2,545,115	9.72
FINANCIALS			7.95
COMMERCIAL BANKS
35,000	BANCO LATINOAMERICANO DE EXPORTACIONES E	502,600
		502,600	1.92

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
DIVERSIFIED FINANCIAL SERVICES
10,000	MOODYS CORP.	200,900
10,000	AMERICAN EXPRESS CO.	185,500
		386,400	1.48
INSURANCE
6	BERKSHIRE HATHAWAY INC. A*	579,600
12,000	CHUBB CORP.	612,000
		1,191,600	4.55
HEALTH CARE			10.27
HEALTH CARE EQUIPMENT & SUPPLIES
4,000	BAXTER INT'L INC.	214,360
4,000	BECTON DICKINSON & CO.	273,560
2,500	CARDINAL HEALTH INC.	86,175
5,000	COVIDIEN LTD.	181,200
		755,295	2.88
LIFE SCIENCES TOOLS & SERVICES
12,000	PERKINELMER INC.	166,920
		166,920	0.64
PHARMACEUTICALS
17,000	BRISTOL-MYERS SQUIBB CO.	395,250
12,000	JOHNSON & JOHNSON	717,960
20,000	PFIZER INC.	354,200
8,000	WYETH	300,080
		1,767,490	6.75
INDUSTRIALS			12.91
AEROSPACE & DEFENSE
10,000	BOEING CO.	426,700
15,000	CUBIC CORP.	408,000
		834,700	3.19
AIR FREIGHT & LOGISTICS
5,000	UNITED PARCEL SERVICE INC. B	275,800
		275,800	1.05
INDUSTRIAL CONGLOMERATES
40,000	GENERAL ELECTRIC CO.	648,000
		648,000	2.48

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
MACHINERY
6,000	CATERPILLAR INC.	268,020
10,000	INGERSOLL-RAND COMPANY LTD. A	173,500
		441,520	1.69
ROAD & RAIL
4,000	BURLINGTON NORTHERN SANTA FE CORP.	302,840
4,000	CSX CORP.	129,880
6,000	NORFOLK SOUTHERN CORP.	282,300
		715,020	2.73
TRADING COMPANIES & DISTRIBUTORS
15,000	GATX CORP.	464,550
		464,550	1.77
INFORMATION TECHNOLOGY			4.54
COMMUNICATIONS EQUIPMENT
25,000	NOKIA CORP. ADR A	390,000
		390,000	1.49
COMPUTERS & PERIPHERALS
10,000	SANDISK CORP.*	96,000
		96,000	0.37
IT SERVICES
8,000	AUTOMATIC DATA PROCESSING INC.	314,720
		314,720	1.20
SOFTWARE
20,000	MICROSOFT CORP.	388,800
		388,800	1.49
MATERIALS			1.22
METALS & MINING
16,000	RELIANCE STEEL & ALUMINUM CO.	319,040
		319,040	1.22
TELECOMMUNICATION SERVICES			2.00
DIVERSIFIED TELECOM. SERVICES
60,000	FRONTIER COMMUNICATIONS CORP.	524,400
		524,400	2.00

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
UTILITIES			1.87
ELECTRIC UTILITIES
7,000	ALLETE INC.	225,890
17,500	DUKE ENERGY CORP.	262,675
		488,565	1.87
TOTAL COMMON STOCK (Cost: $16,701,872)		16,609,812	63.44
CORPORATE BOND
CONSUMER DISCRETIONARY			1.63
AUTO COMPONENTS
100,000	BORG WARNER 8.00% 10/01/19	95,693
		95,693	0.37
MULTILINE RETAIL
178,000	DAYTON HUDSON CO. 8.60% 01/15/12	182,150
		182,150	0.70
SPECIALTY RETAIL
150,000	HOME DEPOT INC. 5.20% 03/01/11	145,854
		145,854	0.56
ENERGY			6.28
OIL, GAS & CONSUMABLE FUELS
501,000	ATLANTIC RICHFIELD 9.125% 03/01/11	550,760
255,000	BURLINGTON RESOURCES 6.40% 08/15/11	261,714
190,000	DEVON ENERGY CORP. 10.125% 11/15/09	193,580
296,000	PREMCOR REFINING 7.50% 06/15/15	266,523
		1,272,577	4.86
ENERGY EQUIPMENT & SERVICES
120,000	KINDER MORGAN 6.50% 09/01/13	124,169
250,000	SPECTRA ENERGY CAP 7.50% 10/01/09	247,959
		372,128	1.42
FINANCIALS			14.75
COMMERCIAL BANKS
161,000	MORGAN STANLEY 07/01/14 FLOAT	108,451
		108,451	0.41
DIVERSIFIED FINANCIAL SERVICES
250,000	AIG 07/11/11 FLOAT	160,678
300,000	AIG 6.00% 10/15/14	75,013
450,000	AIG 6.00% 11/15/14	111,203
300,000	GENERAL ELECTRIC CAP 5.50% 11/15/11	297,921

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
311,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	330,498
200,000	GENERAL ELECTRIC CAP 5.65% 06/09/14	198,404
601,000	GENERAL ELECTRIC CAP 5.40% 02/15/17	598,180
115,000	HOUSEHOLD FINANCE CO. 01/10/09 FLOAT	115,000
258,000	HOUSEHOLD FINANCE CO. 03/10/09 FLOAT	247,283
100,000	HOUSEHOLD FINANCE CO. 03/10/09 FLOAT	95,868
100,000	HOUSEHOLD FINANCE CO. 04/10/09 FLOAT	97,491
250,000	HOUSEHOLD FINANCE CO. 6.375% 11/27/12	244,595
155,000	HOUSEHOLD FINANCE CO. 09/15/13 FLOAT	103,850
200,000	MERRILL LYNCH 03/02/09 FLOAT	189,420
505,000	NATIONAL RURAL UTIL 5.70% 01/15/10	509,415
100,000	SLM CORP. 06/15/09 FLOAT	88,148
100,000	SLM CORP. 09/15/09 FLOAT	67,683
		3,530,650	13.49
INSURANCE
130,000	AIG 7.50% 08/11/10	103,404
125,000	JOHN HANCOCK LIFE 04/15/09 FLOAT	118,693
		222,096	0.85
INDUSTRIALS			6.00
AEROSPACE & DEFENSE
300,000	LOCKHEED MARTIN 8.20% 12/01/09	311,724
		311,724	1.19
ELECTRICAL EQUIPMENT
250,000	EMERSON ELECTRIC CO. 7.125% 08/15/10	262,307
		262,307	1.00
INDUSTRIAL CONGLOMERATES
1,000,000	GENERAL ELECTRIC CO. 5.25% 12/06/17	996,947
		996,947	3.81
INFORMATION TECHNOLOGY			0.98
COMPUTERS & PERIPHERALS
150,000	DELL COMPUTER 4.70% 04/15/13	141,113
100,000	DIGITAL EQUIPMENT 7.75% 04/01/23	115,848
		256,961	0.98
MATERIALS			0.87
METALS & MINING
250,000	ALCOA 6.00% 01/15/12	227,144
		227,144	0.87

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
TELECOMMUNICATION SERVICES			0.95
DIVERSIFIED TELECOM. SERVICES
250,000	NEXTEL COMMUNICATIONS 7.375% 08/01/15	105,000
150,000	VERIZON FLORIDA 6.125% 01/15/13	142,958
		247,958	0.95
UTILITIES			0.14
ELECTRIC UTILITIES
39,787	RELIANT ENERGY MID ATL 9.237% 07/02/17	36,207
		36,207	0.14
TOTAL CORPORATE BOND (Cost: $9,391,821)		8,268,847	31.58
US GOVT SECURITIES
US GOVERNMENT AGENCY			0.39
US GOVERNMENT AGENCY
100,000	FEDERAL NATL MTG ASSOC. 4.125% 04/15/13	102,505
		102,505	0.39
TOTAL US GOVT SECURITIES (Cost: $100,000)		102,505	0.39
PREFERRED STOCK
FINANCIALS			3.11
COMMERCIAL BANKS
8,000	BANK OF AMERICA 8.20% PFD	162,000
5,000	BARCLAYS BANK PLC 8.125% PFD	75,100
5,000	BARCLAYS BANK PLC 7.10% PFD	68,000
5,000	CITIGROUP INC. 8.50% PFD F	79,150
5,000	CITIGROUP INC. 8.125% PFD	79,750
5,000	HSBC HOLDING PLC 8.125% PFD	121,500
10,000	WACHOVIA 7.85% PFD	228,500
		814,000	3.11
TELECOMMUNICATION SERVICES			0.95
DIVERSIFIED TELECOM. SERVICES
10,000	AT&T INC. 6.375% PFD	249,400
		249,400	0.95
TOTAL PREFERRED STOCK (Cost: $1,324,938)		1,063,400	4.06

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
SHORT TERM INVESTMENTS
MONEY MARKET			0.72
187,668	UMB MONEY MARKET FIDUCIARY	187,668
		187,668	0.72
TOTAL SHORT TERM INVESTMENTS (Cost: $187,668)		187,668	0.72
TOTAL INVESTMENTS (Cost: $27,706,300)		26,232,232	100.19
OTHER ASSETS LESS LIABILITIES		(50,757)	(0.19)
TOTAL NET ASSETS		26,181,475	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER STAPLES			4.68
PERSONAL PRODUCTS
2,000	CHATTEM INC.*	143,060
		143,060	4.68
ENERGY			23.97
ENERGY EQUIPMENT & SERVICES
4,000	FMC TECHNOLOGIES INC.*	95,320
4,000	HORNBECK OFFSHORE SERVICES INC.*	65,360
4,000	MITCHAM INDUSTRIES INC.*	15,880
2,000	NATIONAL OILWELL VARCO INC.*	48,880
		225,440	7.38
OIL, GAS & CONSUMABLE FUELS
2,000	APACHE CORP.	149,060
2,000	CHESAPEAKE ENERGY CORP.	32,340
1,500	CONOCOPHILLIPS	77,700
4,000	MARATHON OIL CORP.	109,440
1,000	OCCIDENTAL PETROLEUM CORP.	59,990
1,000	ULTRA PETROLEUM CORP.*	34,510
1,250	XTO ENERGY INC.	44,088
		507,128	16.59
FINANCIALS			2.09
COMMERCIAL BANKS
4,000	EAST WEST BANCORP INC.	63,880
		63,880	2.09
HEALTH CARE			32.18
HEALTH CARE PROVIDERS & SERVICES
5,000	AMERICA SERVICE GROUP INC.*	53,500
1,000	BECTON DICKINSON & CO.	68,390
1,500	MCKESSON CORP.	58,095
2,000	QUEST DIAGNOSTICS INC.	103,820
3,000	ST. JUDE MEDICAL INC.*	98,880
3,000	UNITEDHEALTH GROUP INC.	79,800
2,750	WELLPOINT INC.*	115,858
3,000	ZIMMER HOLDINGS INC.*	121,260
		699,603	22.89
PHARMACEUTICALS
2,000	GLAXOSMITHKLINE PLC ADR	74,540
3,500	JOHNSON & JOHNSON	209,405
		283,945	9.29

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			14.78
AEROSPACE & DEFENSE
1,000	BOEING CO.	42,670
1,000	HONEYWELL INT'L INC.	32,830
		75,500	2.47
CONSTRUCTION & ENGINEERING
3,000	CHICAGO BRIDGE & IRON CO. NV	30,150
		30,150	0.99
INDUSTRIAL CONGLOMERATES
8,000	GENERAL ELECTRIC CO.	129,600
		129,600	4.24
MACHINERY
1,000	ITT CORP.	45,990
		45,990	1.50
MARINE
4,000	KIRBY CORP.*	109,440
		109,440	3.58
ROAD & RAIL
2,000	GENESEE & WYOMING INC.*	61,000
		61,000	2.00
INFORMATION TECHNOLOGY			10.67
COMMUNICATIONS EQUIPMENT
2,500	CISCO SYSTEMS INC.*	40,750
1,000	QUALCOMM INC.	35,830
		76,580	2.51
ELECTRONIC EQUIPMENT & INSTRUMENTS
3,000	ITRON INC.*	191,220
		191,220	6.26
SOFTWARE
3,000	MICROSOFT CORP.	58,320
		58,320	1.91
MATERIALS			3.35
METALS & MINING
1,000	BHP BILLITON LTD.	42,900
5,000	COMMERCIAL METALS CO.	59,350
		102,250	3.35

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TELECOMMUNICATION SERVICES			1.43
DIVERSIFIED TELECOM. SERVICES
5,000	FRONTIER COMMUNICATIONS CORP.	43,700
		43,700	1.43
TOTAL COMMON STOCK (Cost: $3,504,654)		2,846,805	93.15
SHORT TERM INVESTMENTS
MONEY MARKET			8.03
245,330	UMB MONEY MARKET FIDUCIARY	245,330
		245,330	8.03
TOTAL SHORT TERM INVESTMENTS (Cost: $245,330)		245,330	8.03
TOTAL INVESTMENTS (Cost: $3,749,984)		3,092,135	101.18
OTHER ASSETS LESS LIABILITIES		(35,914)	(1.18)
TOTAL NET ASSETS		3,056,221	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			10.04
SPECIALTY RETAIL
20,000	GROUP 1 AUTOMOTIVE INC.	215,400
11,500	HOME DEPOT INC.	264,730
		480,130	6.81
TEXTILES, APPAREL & LUXURY GOODS
20,000	K-SWISS INC.	228,000
		228,000	3.23
CONSUMER STAPLES			11.82
BEVERAGES
14,000	DR PEPPER SNAPPLE GROUP INC.*	227,500
		227,500	3.23
FOOD & STAPLES RETAILING
3,000	WAL-MART STORES INC.	168,180
		168,180	2.38
FOOD PRODUCTS
15,200	ARCHER DANIELS MIDLAND CO.	438,216
		438,216	6.21
ENERGY			32.72
ENERGY EQUIPMENT & SERVICES
34,000	ION GEOPHYSICAL CORP.*	116,620
5,000	LUFKIN INDUSTRIES INC.	172,500
27,000	MITCHAM INDUSTRIES INC.*	107,190
9,000	TIDEWATER INC.	362,430
		758,740	10.76
OIL, GAS & CONSUMABLE FUELS
5,500	APACHE CORP.	409,915
15,000	ARCH COAL INC.	244,350
13,300	CHESAPEAKE ENERGY CORP.	215,061
6,000	CHEVRON CORP.	443,820
8,600	MARATHON OIL CORP.	235,296
		1,548,442	21.96
FINANCIALS			3.85
CAPITAL MARKETS
2,100	GOLDMAN SACHS GROUP INC.	177,219
		177,219	2.51

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
DIVERSIFIED FINANCIAL SERVICES
14,000	CITIGROUP INC.	93,940
		93,940	1.33
HEALTH CARE			4.24
PHARMACEUTICALS
5,000	JOHNSON & JOHNSON	299,150
		299,150	4.24
INDUSTRIALS			29.10
AEROSPACE & DEFENSE
10,100	HONEYWELL INT'L INC.	331,583
		331,583	4.70
AIR FREIGHT & LOGISTICS
4,000	CH ROBINSON WORLDWIDE INC.	220,120
		220,120	3.12
CONSTRUCTION & ENGINEERING
10,500	KBR INC.	159,600
		159,600	2.26
MACHINERY
14,500	GRACO INC.	344,085
		344,085	4.88
MARINE
14,000	DRYSHIPS INC.	149,240
		149,240	2.12
ROAD & RAIL
14,000	GENESEE & WYOMING INC.*	427,000
12,000	KANSAS CITY SOUTHERN*	228,600
5,000	LANDSTAR SYSTEM INC.	192,150
		847,750	12.02
INFORMATION TECHNOLOGY			9.84
IT SERVICES
10,000	SAIC INC.*	194,800
15,000	WESTERN UNION CO.	215,100
		409,900	5.81
SOFTWARE
14,600	MICROSOFT CORP.	283,824
		283,824	4.02

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
MATERIALS			8.63
CHEMICALS
26,000	H.B. FULLER CO.	418,860
		418,860	5.94
METALS & MINING
16,000	COMMERCIAL METALS CO.	189,920
		189,920	2.69
TOTAL COMMON STOCK (Cost: $11,269,657)		7,774,399	110.24
TOTAL INVESTMENTS (Cost: $11,269,657)		7,774,399	110.24
OTHER ASSETS LESS LIABILITIES		(721,913)	(10.24)
TOTAL NET ASSETS		7,052,486	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			10.41
AUTO COMPONENTS
700,000	AMERIGON INC.*	2,282,000
950,000	NOBLE INTERNATIONAL LTD.*	418,000
		2,700,000	2.62
SPECIALTY RETAIL
420,000	CONNS INC.*	3,561,600
590,000	SONIC AUTOMOTIVE INC.	2,348,200
		5,909,800	5.73
TEXTILES, APPAREL & LUXURY GOODS
106,000	PHILLIPS-VAN HEUSEN CORP.	2,133,780
		2,133,780	2.07
CONSUMER STAPLES			3.96
FOOD PRODUCTS
420,000	DARLING INTERNATIONAL INC.*	2,305,800
442,500	OMEGA PROTEIN CORP.*	1,774,425
		4,080,225	3.95
ENERGY			13.47
ENERGY EQUIPMENT & SERVICES
2,600,000	BOOTS & COOTS INT'L WELL CONTROL INC.*	3,068,000
185,000	HORNBECK OFFSHORE SERVICES INC.*	3,022,900
265,000	MATRIX SERVICE CO.*	2,032,550
405,000	MITCHAM INDUSTRIES INC.*	1,607,850
800,000	PARKER DRILLING CO.*	2,320,000
		12,051,300	11.68
OIL, GAS & CONSUMABLE FUELS
455,000	INFINITY ENERGY RESOURCES INC.*	54,600
770,000	QUEST RESOURCE CORP.*	338,800
263,600	TOREADOR RESOURCES CORP.*	1,447,164
		1,840,564	1.78
FINANCIALS			21.55
COMMERCIAL BANKS
470,000	EAST WEST BANCORP, INC.	7,505,900
181,300	NARA BANCORP INC.	1,782,179
		9,288,079	9.00

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
CONSUMER FINANCE
400,000	EZCORP INC. A*	6,084,000
360,000	FIRST CASH FINANCIAL SERVICES INC.*	6,861,600
		12,945,600	12.55
HEALTH CARE			6.01
HEALTH CARE PROVIDERS & SERVICES
530,000	AMERICA SERVICE GROUP INC.*	5,671,000
360,000	UNITED AMERICAN HEALTHCARE CORP.*	532,800
		6,203,800	6.01
INDUSTRIALS			38.19
BUILDING PRODUCTS
280,000	APOGEE ENTERPRISES INC.	2,900,800
		2,900,800	2.81
COMMERCIAL SERVICES & SUPPLIES
250,000	AMERICAN ECOLOGY CORP.	5,057,500
310,000	MOBILE MINI INC.*	4,470,200
140,000	TEAM INC.*	3,878,000
150,000	TETRA TECHNOLOGIES INC.*	3,622,500
		17,028,200	16.50
CONSTRUCTION & ENGINEERING
470,000	FURMANITE CORP.*	2,533,300
435,000	ORION MARINE GROUP INC.*	4,202,100
		6,735,400	6.53
MARINE
160,000	KIRBY CORP.*	4,377,600
		4,377,600	4.24
ROAD & RAIL
270,000	FROZEN FOOD EXPRESS INDUSTRIES INC.	1,533,600
360,000	SAIA INC.*	3,909,600
469,850	VITRAN CORPORATION INC.*	2,913,070
		8,356,270	8.10
INFORMATION TECHNOLOGY			2.67
SOFTWARE
230,000	TYLER TECHNOLOGIES INC.*	2,755,400
		2,755,400	2.67

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of December 31, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
MATERIALS			4.35
CHEMICALS
70,000	TERRA INDUSTRIES INC.	1,166,900
		1,166,900	1.13
METALS & MINING
280,000	COMMERCIAL METALS CO.	3,323,600
		3,323,600	3.22
TELECOMMUNICATION SERVICES			3.92
DIVERSIFIED TELECOM. SERVICES
470,000	PREMIERE GLOBAL SERVICES INC.*	4,046,700
		4,046,700	3.92
TOTAL COMMON STOCK (Cost: $166,146,093)		107,844,018	104.53
TOTAL INVESTMENTS (Cost: $166,146,093)		107,844,018	104.53
OTHER ASSETS LESS LIABILITIES		(4,672,966)	(4.53)
TOTAL NET ASSETS		103,171,052	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities

December 31, 2008

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Assets
Investment securities
At cost	$5,512,673	$8,233,897	$27,518,632	$3,504,654	$11,269,657	$166,146,093
At fair value	$5,357,815	$7,146,554	$26,044,564	$2,846,805	$7,774,399	$107,844,018
Cash or cash equivalent, at fair value	45,821	262,001	187,668	245,330	-	-
Accrued income receivable	53,168	87,124	170,180	5,272	2,964	72,186
Receivable for capital shares sold	70,166	15,209	95,057	8,910	5,847	953,788
Receivable for investments sold	-	-	-	15,650	-	-
Other assets	3,017	3,341	-	13,113	4	771
Total assets	5,529,987	7,514,229	26,497,469	3,135,080	7,783,214	108,870,763
Liabilities
Bank borrowings (Note 7)	-	-	-	-	572,758	3,716,132
Payable for investments purchased	-	29,838	51,640	-	-	-
Payable for fund shares redeemed	5,792	24,041	167,321	69,841	129,114	1,769,530
Accounts payable	13,524	22,236	93,433	9,018	25,256	200,795
Accounts payable to related parties (Note 3)	-	3,600	3,600	-	3,600	13,254
Total liabilities	19,316	79,715	315,994	78,859	730,728	5,699,711
Net Assets	$5,510,671	$7,434,514	$26,181,475	$3,056,221	$7,052,486	$103,171,052
Summary of Shareholders' Equity
Paid in capital	6,762,082	9,026,407	28,590,205	4,308,647	11,659,110	162,547,667
Accumulated undistributed net investment income	3,132	3,445	7,200	190	-	-
Accumulated undistributed net realized losses on security transactions	(1,099,685)	(507,995)	(941,862)	(594,767)	(1,111,366)	(1,074,540)
Net unrealized depreciation of investments	(154,858)	(1,087,343)	(1,474,068)	(657,849)	(3,495,258)	(58,302,075)
Net assets at December 31, 2008	$5,510,671	$7,434,514	$26,181,475	$3,056,221	$7,052,486	$103,171,052
Class A:
Net assets	$3,054,295	$2,737,325	$3,774,205	$1,984,449	$3,291,189	$87,799,960
Shares authorized	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Shares outstanding	341,773	322,923	304,095	304,780	487,917	4,571,593
Net asset value and redemption price per share	$8.94	$8.48	$12.41	$6.51	$6.75	$19.21
Maximum offering price per share	$9.39	$8.90	$13.17	$6.91	$7.16	$20.38
Sales load	4.75%	4.75%	5.75%	5.75%	5.75%	5.75%
Class C:
Net assets	$2,456,376	$4,697,189	$22,407,270	$1,071,772	$3,761,297	$15,367,749
Shares authorized	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Shares outstanding	277,051	580,885	1,873,269	179,500	591,081	915,208
Net asset value and redemption price per share	$8.87	$8.09	$11.96	$5.97	$6.36	$16.79
Class I:
Net assets	N/A	N/A	N/A	N/A	N/A	$3,343
Shares authorized						50,000,000
Shares outstanding						154
Net asset value and redemption price per share	N/A	N/A	N/A	N/A	N/A	$21.72

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Statement of Operations

For the period ended December 31, 2008

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Investment Income
Dividends	$47,212	$144,814	$678,102	$50,924	$226,492	$791,724
Interest	217,975	315,256	744,881	2,630	113	421
Total income	265,187	460,070	1,422,983	53,554	226,605	792,145
Expenses
Investment management fees	34,576	65,376	263,898	32,813	121,949	975,041
Transfer agent fees	50,368	56,982	106,318	50,266	67,670	396,395
Fund accounting fees	23,512	39,468	165,438	22,418	58,607	615,564
Legal fees	4,181	7,977	37,553	4,122	12,880	135,731
Audit fees	4,522	7,711	31,141	3,894	10,798	114,824
Registration fees	15,483	17,324	28,417	18,115	23,837	63,928
Printing	3,256	6,112	28,763	3,206	11,052	108,753
Custody fees	8,160	7,787	10,821	6,661	7,546	27,618
Interest on borrowings	449	6	1,551	-	26,315	193,580
Director fees/meetings	1,946	3,360	14,091	1,681	4,964	52,587
Distribution and service (12b-1) fees (Note 3)	28,033	62,433	312,417	22,263	80,081	514,423
Other expenses	5,953	10,672	45,133	5,275	16,002	155,177
Total expenses, before fees waived	180,439	285,208	1,045,541	170,714	441,701	3,353,621
Less fees waived (Note 3)	77,776	65,376	-	44,396	-	-
Net expenses	102,663	219,832	1,045,541	126,318	441,701	3,353,621
Net Investment Income (Loss)	162,524	240,238	377,442	(72,764)	(215,096)	(2,561,476)
Net Realized and Unrealized Loss on Investments
Net realized losses on investments	(9,585)	(313,298)	(927,201)	(161,949)	(1,109,157)	(303,734)
Change in net unrealized depreciation of investments	(287,855)	(1,583,785)	(11,647,593)	(1,868,088)	(5,076,937)	(74,888,308)
	(297,440)	(1,897,083)	(12,574,794)	(2,030,037)	(6,186,094)	(75,192,042)
Net Decrease in Net Assets Resulting from Operations	$(134,916)	$(1,656,845)	$(12,197,352)	$(2,102,801)	$(6,401,190)	$(77,753,518)

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets

	Government Securities Fund		Income and Equity Fund		Balanced Fund
	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$162,524	$153,568	$240,238	$231,064	$377,442	$159,712
Net realized gain (loss) on investments	(9,585)	(1,178)	(313,298)	(138,133)	(927,201)	2,264,497
Change in net unrealized appreciation (depreciation) of investments	(287,855)	90,068	(1,583,785)	101,426	(11,647,593)	(16,583)
Increase (decrease) in net assets resulting from operations	(134,916)	242,458	(1,656,845)	194,357	(12,197,352)	2,407,626
From Distributions to Shareholders
Class A:
Net investment income	(99,427)	(112,178)	(99,717)	(100,693)	(84,449)	(60,305)
Net capital gains	-	-	-	(37,340)	(60,574)	(257,090)
Return of capital	-	-	-	-	-	-
Class C:
Net investment income	(65,190)	(36,165)	(137,200)	(130,244)	(287,256)	(98,441)
Net capital gains	-	-	-	(63,830)	(371,189)	(1,575,640)
Return of capital	-	-	-	-	-	-
Class I:	N/A	N/A	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	(164,617)	(148,343)	(236,917)	(332,107)	(803,468)	(1,991,476)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	1,595,008	1,964,065	990,420	1,795,752	2,696,993	3,109,318
Proceeds from shares purchased by reinvestment of dividends	134,993	111,834	219,783	311,716	773,434	1,919,936
Cost of shares repurchased	(1,331,466)	(957,049)	(1,534,918)	(2,032,040)	(5,166,207)	(6,947,309)
Increase (decrease) in net assets resulting from capital share transactions	398,535	1,118,850	(324,715)	75,428	(1,695,780)	(1,918,055)
Increase (decrease) in net assets	99,002	1,212,965	(2,218,477)	(62,322)	(14,696,600)	(1,501,905)
Net Assets
Beginning of period	5,411,669	4,198,704	9,652,991	9,715,313	40,878,075	42,379,980
End of period	$5,510,671	$5,411,669	$7,434,514	$9,652,991	$26,181,475	$40,878,075
Including undistributed net investment income	$3,132	$5,225	$3,445	$124	$7,200	$966

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets

	Growth Fund		Multi-Cap Value Fund		Small Cap Fund
	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(72,764)	$(74,025)	$(215,096)	$(252,417)	$(2,561,476)	$(2,716,898)
Net realized gain (loss) on investments	(161,949)	166,994	(1,109,157)	675,172	(303,734)	7,286,412
Change in net unrealized appreciation (depreciation) of investments	(1,868,088)	589,694	(5,076,937)	(368,847)	(74,888,308)	(2,577,891)
Increase (decrease) in net assets resulting from operations	(2,102,801)	682,663	(6,401,190)	53,908	(77,753,518)	1,991,623
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	(12,355)	(224,954)	(1,558,363)	(2,773,514)
Return of capital	-	-	-	-	(20,200)	-
Class C:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	(15,265)	(312,723)	(327,293)	(883,934)
Return of capital	-	-	-	-	(4,242)	-
Class I:	N/A	N/A	N/A	N/A
Net investment income					-	-
Net capital gains					(17,914)	(43,364)
Return of capital					(232)	-
Decrease in net assets resulting from distributions	-	-	(27,620)	(537,677)	(1,928,244)	(3,700,812)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	1,138,930	937,508	1,688,581	3,866,398	89,039,262	95,922,956
Proceeds from shares purchased by reinvestment of dividends	-	-	25,075	473,804	1,815,640	3,400,967
Cost of shares repurchased	(965,224)	(592,116)	(3,041,075)	(3,346,507)	(54,430,999)	(31,263,386)
Increase (decrease) in net assets resulting from capital share transactions	173,706	345,392	(1,327,419)	993,695	36,423,903	68,060,537
Increase (decrease) in net assets	(1,929,095)	1,028,055	(7,756,229)	509,926	(43,257,859)	66,351,348
Net Assets
Beginning of period	4,985,316	3,957,261	14,808,715	14,298,789	146,428,911	80,077,563
End of period	$3,056,221	$4,985,316	$7,052,486	$14,808,715	$103,171,052	$146,428,911
Including undistributed net investment income	$190	$190	$-	$-	$-	$-

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2008

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

In addition to Class A and Class C shares, the Small Cap Fund introduced Class I shares on October 9, 2006. Each class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

A. Security Valuation and Fair Value Measurement. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity less than 60 days are valued on an amortized cost basis, which approximates market value. Premium or discount on debt securities are amortized. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benckmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (3) a discounted cash flow analysis. In conducting its assessment and analysis for purpose of determining fair value, the Investment Manager use its discretion and judgement in considering and appraising relevant factors. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedures.

The Company implemented Financial Accounting Standards Board (FASB) Statement No. 157 "Fair Value Measurement" (FAS 157) for fiscal year beginning January 1, 2008 and interim periods. The adoption of FAS 157 did not impact the amounts reported in the financial statements. FAS 157 requires the fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted prices in active markets for identical securities. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investment securities and cash and cash equivalents as of December 31, 2008:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Level 1 - Quoted Prices	$541,175	$2,374,313	$17,673,211	$2,846,805	$7,774,399	$107,844,018
Level 2 - Other significant observable inputs	4,862,461	5,034,242	8,559,021	245,330	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-	-
Total	$5,403,636	$7,408,555	$26,232,232	$3,092,135	$7,774,399	$107,844,018

All fixed income securities are classified as Level 2 securities and are valued using either amortized cost or the matrix pricing approach. The Funds had no Level 3 holdings at both the beginning and the end of the reporting period.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2008

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

E. Federal Income Tax. The Company intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Company implemented FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a expense in the current year. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the year ended December 31, 2008 for purpose of implementing FIN 48, and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2005, 2006 and 2007 are still subject to examination by major federal jurisdictions. Tax years 2004, 2005, 2006 and 2007 are still subject to examination by major state jurisdictions.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

At December 31, 2008, components of distributable earnings/(accumulated deficits) on a tax basis were as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Undistributed ordinary income	$3,132	$3,445	$-	$-	$-	$-
Undistributed long-term gains	-	-	-	-	-	-
Capital loss carryforward*	(1,099,685)	(396,450)	(431,086)	(432,026)	(1,061,647)	-
Post October Loss	-	(111,545)	(496,115)	(162,741)	(49,719)	(1,074,540)
Net unrealized depreciation on investments	(154,858)	(1,087,343)	(1,481,529)	(657,659)	(3,495,258)	(58,302,075)
Accumulated deficits	(1,251,411)	(1,591,893)	(2,408,730)	(1,252,426)	(4,606,624)	(59,376,615)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Funds utilized capital losses carried forward as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Capital losses utilized	-	-	-	$792	-	-

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2008

* At December 31, 2008, the following had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

	Capital losses expiring in:
	2009	2010	2011	2012	2013	2014	2015	2016	Total
Government Securities Fund	$-	$-	$855,711	$95,072	$49,495	$88,644	$1,178	$9,585	$1,099,685
Income and Equity Fund	-	-	-	-	-	-	-	396,450	396,450
Balanced Fund	-	-	-	-	-	-	-	431,086	431,086
Growth Fund	340,292	91,734	-	-	-	-	-	-	432,026
Multi-Cap Value Fund	-	-	-	-	-	-	-	1,061,647	1,061,647

F. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

G. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statement of Assets and Liabilities.

For the year ended December 31, 2008, reclassifications among the components of net assets are as follows:

	Accumulated Undistributed Net Investment Income	Paid in Capital	Accumulated Capital Gain
Government Securities Fund	$-	$-	$-
Income and Equity Fund	-	-	-
Balanced Fund	497	(493)	(4)
Growth Fund	72,763	(72,763)	-
Multi-Cap Value Fund	215,095	(215,091)	(4)
Small Cap Fund	2,561,476	(2,586,150)	24,674

The reclassifications were due to net investment losses incurred by the Fund.

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager will waive its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Growth Fund	2.65%	3.40%

For the Government Securities Fund and Growth Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, the Transfer Agent will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. These agreements may be terminated by either party upon 90 days prior written notice.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2008

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, the following amounts were waived for the year ended December 31, 2008.

	Management Fees Waived	Transfer Agent Fees Waived
Government Securities Fund	$34,576	$43,200
Income and Equity Fund	65,376	-
Growth Fund	32,813	11,583

Effective 2004, the Investment Manager terminated all of its rights under the expense limitation agreements with respect to potential recoupment from the Funds of all management fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager will not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the year ended December 31, 2008, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

	Underwriting Fees Retained	Commissions Paid
Government Securities Fund	$70	$344
Income and Equity Fund	579	2,796
Balanced Fund	2,053	7,647
Growth Fund	3,193	2,677
Multi-Cap Value Fund	5,155	4,194
Small Cap Fund	49,288	3,955

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,500. In addition, agreements to provide transfer agent services has also been entered into at a rate of $21.00 per year per open account and $3.50 per year per closed account with minimum charges of $1,800 per month for A, C, and I share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager.

Accounts payable to related parties consist of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 0.75% per annum of each Fund's daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the year ended December 31, 2008, total distribution and/or service (12b-1) fees were:

	Class A	Class C
Government Securities Fund	$8,537	$19,496
Income and Equity Fund	8,245	54,188
Balanced Fund	11,598	300,819
Growth Fund	5,909	16,354
Multi-Cap Value Fund	11,956	68,125
Small Cap Fund	256,605	257,818

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2008

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the year ended and as of December 31, 2008. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

	Year ended December 31, 2008		As of December 31, 2008
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Government Securities Fund	$8,759,884	$8,782,136	$5,512,673	$50,431	$205,289	$154,858
Income and Equity Fund	3,097,612	3,179,301	8,233,897	151,067	1,238,410	1,087,343
Balanced Fund	10,822,697	10,915,897	27,526,093	2,796,215	4,277,744	1,481,529
Growth Fund	579,815	558,084	3,504,464	276,500	934,159	657,659
Multi-Cap Value Fund	1,617,728	3,071,596	11,269,657	595,501	4,090,759	3,495,258
Small Cap Fund	61,051,725	32,100,995	166,146,093	11,193,539	69,495,614	58,302,075

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2008 and 2007 was as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Year ended December 31, 2008
Distributions paid from:
Ordinary Income	$164,617	$236,917	$371,701	$-	$-	$-
Long-Term Capital Gain	-	-	431,767	-	27,620	1,903,570
Return of Capital	-	-	-	-	-	24,674
Total Distributions	$164,617	$236,917	$803,468	$-	$27,620	$1,928,244
Year ended December 31, 2007
Distributions paid from:
Ordinary Income	$148,343	$259,157	$220,460	$-	$-	$-
Long-Term Capital Gain	-	72,950	1,771,016	-	537,677	3,700,812
Return of Capital	-	-	-	-	-	-
Total Distributions	$148,343	$332,107	$1,991,476	$-	$537,677	$3,700,812

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or the Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Growth Fund, Multi-Cap Value Fund or the Small Cap Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through December 31, 2008 are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Class A	Class C
Government Securities Fund	$139	$1
Income and Equity Fund	402	-
Balanced Fund	340	3,250
Growth Fund	1,146	255
Multi-Cap Value Fund	3,332	214
Small Cap Fund	207,940	20,230

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2008

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares Sold	41,348	$387,423	163,051	$1,528,531
Reinvestment of Distributions	8,448	77,592	8,584	80,373
	49,796	465,015	171,635	1,608,904
Shares Repurchased	(113,106)	(1,054,835)	(33,468)	(314,347)
Net Increase (Decrease)	(63,310)	$(589,820)	138,167	$1,294,557
Class C
Shares Sold	131,789	$1,207,585	46,578	$435,534
Reinvestment of Distributions	6,311	57,401	3,361	31,461
	138,100	1,264,986	49,939	466,995
Shares Repurchased	(29,782)	(276,631)	(68,765)	(642,702)
Net Increase (Decrease)	108,318	$988,355	(18,826)	$(175,707)
	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares Sold	36,807	$367,820	60,553	$658,413
Reinvestment of Distributions	9,366	88,730	11,650	124,931
	46,173	456,550	72,203	783,344
Shares Repurchased	(68,508)	(684,121)	(96,993)	(1,049,702)
Net Decrease	(22,335)	$(227,571)	(24,790)	$(266,358)
Class C
Shares Sold	65,511	$622,600	109,926	$1,137,339
Reinvestment of Distributions	14,485	131,053	18,212	186,785
	79,996	753,653	128,138	1,324,124
Shares Repurchased	(89,895)	(850,797)	(94,474)	(982,339)
Net Increase (Decrease)	(9,899)	$(97,144)	33,664	$341,785

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2008

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	34,352	$576,332	32,289	$623,990
Reinvestment of Distributions	10,240	123,396	14,146	263,676
	44,592	699,728	46,435	887,666
Shares Repurchased	(59,042)	(973,634)	(96,265)	(1,824,757)
Net Decrease	(14,450)	$(273,906)	(49,830)	$(937,091)
Class C
Shares Sold	133,496	$2,120,661	134,797	$2,485,328
Reinvestment of Distributions	55,941	650,038	92,322	1,656,260
	189,437	2,770,699	227,119	4,141,588
Shares Repurchased	(271,078)	(4,192,573)	(275,386)	(5,122,552)
Net Decrease	(81,641)	$(1,421,874)	(48,267)	$(980,964)
	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Growth Fund
Class A
Shares Sold	104,226	$950,912	68,124	$701,434
Reinvestment of Distributions	-	-	-	-
	104,226	950,912	68,124	701,434
Shares Repurchased	(66,306)	(513,431)	(29,369)	(293,987)
Net Increase	37,920	$437,481	38,755	$407,447
Class C
Shares Sold	26,337	$188,018	24,536	$236,074
Reinvestment of Distributions	-	-	-	-
	26,337	188,018	24,536	236,074
Shares Repurchased	(55,898)	(451,793)	(31,524)	(298,129)
Net Decrease	(29,561)	$(263,775)	(6,988)	$(62,055)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2008

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Multi-Cap Value Fund
Class A
Shares Sold	102,907	$1,089,521	220,221	$2,901,090
Reinvestment of Distributions	1,562	9,884	12,920	162,400
	104,469	1,099,405	233,141	3,063,490
Shares Repurchased	(121,745)	(1,325,969)	(67,903)	(876,332)
Net Increase (Decrease)	(17,276)	$(226,564)	165,238	$2,187,158
Class C
Shares Sold	53,399	$599,061	76,944	$965,308
Reinvestment of Distributions	2,545	15,191	26,015	311,404
	55,944	614,252	102,959	1,276,712
Shares Repurchased	(178,566)	(1,715,107)	(200,060)	(2,470,175)
Net Decrease	(122,622)	$(1,100,855)	(97,101)	$(1,193,463)
	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Small Cap Fund
Class A
Shares Sold	2,875,586	$83,272,527	2,032,983	$75,193,952
Reinvestment of Distributions	84,464	1,495,008	72,726	2,547,593
	2,960,050	84,767,535	2,105,709	77,741,545
Shares Repurchased	(1,642,912)	(44,814,386)	(722,654)	(26,460,931)
Net Increase	1,317,138	$39,953,149	1,383,055	$51,280,614
Class C
Shares Sold	215,321	$5,766,735	572,876	$18,729,004
Reinvestment of Distributions	19,540	302,486	26,129	810,010
	234,861	6,069,221	599,005	19,539,014
Shares Repurchased	(348,462)	(8,637,137)	(148,127)	(4,802,455)
Net Increase (Decrease)	(113,601)	$(2,567,916)	450,878	$14,736,559
Class I
Shares Sold	-	$-	49,437	$2,000,000
Reinvestment of Distributions	948	18,146	1,146	43,364
	948	18,146	50,583	2,043,364
Shares Repurchased	(51,524)	(979,476)	-	-
Net Increase (Decrease)	(50,576)	$(961,330)	50,583	$2,043,364

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2008

Note 7. Bank Borrowings

Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund has the ability to borrow, from UMB Bank, n.a., on an unsecured basis, at 1.5% over the Federal Funds rate. As of December 31, 2008, the Small Cap Fund and Multi-Cap Value Fund were paying interest at 1.53% per annum on their outstanding borrowings. No compensating balances are required.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.42	$9.24	$9.27	$9.51	$9.68
Income from investing operations
Net investment income	0.32	0.29	0.23	0.28	0.23
Net realized and unrealized gains (losses) on securities	(0.53)	0.22	0.05	(0.18)	(0.20)
Total from investment operations	(0.21)	0.51	0.28	0.10	0.03
Less distributions
From net investment income	(0.27)	(0.33)	(0.31)	(0.34)	(0.20)
From net capital gains	-	-	-	-	-
Total distributions	(0.27)	(0.33)	(0.31)	(0.34)	(0.20)
Net asset value, end of period	$8.94	$9.42	$9.24	$9.27	$9.51
Total Investment Return (a)	(2.28)%	5.54%	3.14%	1.08%	0.26%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,054	$3,817	$2,467	$2,219	$2,488
Ratio of net investment income to average net assets
With expense reductions	3.33%	3.57%	2.70%	2.68%	1.89%
Without expense reductions	1.87%	2.21%	2.04%	2.03%	1.23%
Ratio of expenses to average net assets
With expense reductions	1.65%	1.62%	2.51%	2.26%	1.81%
Without expense reductions	3.11%	2.98%	3.17%	2.91%	2.46%
Fund portfolio turnover rate	173%	59%	16%	88%	403%
	Class C
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.45	$9.23	$9.13	$9.27	$9.43
Income from investing operations
Net investment income	0.28	0.25	0.08	0.14	0.09
Net realized and unrealized gains (losses) on securities	(0.56)	0.18	0.14	(0.11)	(0.14)
Total from investment operations	(0.28)	0.43	0.22	0.03	(0.05)
Less distributions
From net investment income	(0.30)	(0.21)	(0.12)	(0.17)	(0.11)
From net capital gains	-	-	-	-	-
Total distributions	(0.30)	(0.21)	(0.12)	(0.17)	(0.11)
Net asset value, end of period	$8.87	$9.45	$9.23	$9.13	$9.27
Total Investment Return	(3.02)%	4.73%	2.47%	0.28%	(0.50)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,456	$1,595	$1,731	$3,780	$7,424
Ratio of net investment income to average net assets
With expense reductions	2.56%	2.77%	1.97%	2.03%	1.10%
Without expense reductions	1.10%	1.41%	1.32%	1.38%	0.45%
Ratio of expenses to average net assets
With expense reductions	2.43%	2.40%	3.21%	2.90%	2.57%
Without expense reductions	3.89%	3.76%	3.86%	3.55%	3.22%
Fund portfolio turnover rate	173%	59%	16%	88%	403%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.61	$10.74	$10.19	$10.46	$10.33
Income from investing operations
Net investment income	0.33	0.31	0.20	0.20	0.07
Net realized and unrealized gains (losses) on securities	(2.16)	(0.05)	0.53	(0.20)	0.29
Total from investment operations	(1.83)	0.26	0.73	-	0.36
Less distributions
From net investment income	(0.30)	(0.28)	(0.18)	(0.26)	(0.21)
From net capital gains	-	(0.11)	-	(0.01)	(0.02)
From return of capital	-	-	-	-	-
Total distributions	(0.30)	(0.39)	(0.18)	(0.27)	(0.23)
Net asset value, end of period	$8.48	$10.61	$10.74	$10.19	$10.46
Total Investment Return (a)	(17.49)%	2.39%	7.25%	0.01%	3.51%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,737	$3,663	$3,973	$4,436	$3,611
Ratio of net investment income to average net assets
With expense reductions	3.22%	2.78%	1.74%	2.33%	2.18%
Without expense reductions	2.47%	2.16%	0.99%	1.65%	1.49%
Ratio of expenses to average net assets
With expense reductions	2.05%	1.95%	2.06%	1.93%	1.94%
Without expense reductions	2.80%	2.57%	2.80%	2.60%	2.63%
Fund portfolio turnover rate	39%	46%	23%	40%	40%
	Class C
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.14	$10.31	$9.80	$10.02	$9.90
Income from investing operations
Net investment income	0.23	0.22	0.08	0.15	0.16
Net realized and unrealized gains (losses) on securities	(2.04)	(0.05)	0.54	(0.22)	0.11
Total from investment operations	(1.81)	0.17	0.62	(0.07)	0.27
Less distributions
From net investment income	(0.24)	(0.23)	(0.11)	(0.14)	(0.13)
From net capital gains	-	(0.11)	-	(0.01)	(0.02)
From return of capital	-	-	-	-	-
Total distributions	(0.24)	(0.34)	(0.11)	(0.15)	(0.15)
Net asset value, end of period	$8.09	$10.14	$10.31	$9.80	$10.02
Total Investment Return	(18.10)%	1.63%	6.40%	(0.67)%	2.74%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,697	$5,990	$5,743	$7,265	$7,738
Ratio of net investment income to average net assets
With expense reductions	2.48%	2.06%	1.04%	1.57%	1.38%
Without expense reductions	1.73%	1.43%	0.28%	0.90%	0.70%
Ratio of expenses to average net assets
With expense reductions	2.81%	2.70%	2.81%	2.70%	2.69%
Without expense reductions	3.56%	3.32%	3.56%	3.37%	3.37%
Fund portfolio turnover rate	39%	46%	23%	40%	40%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$18.58	$18.42	$17.39	$16.57	$15.88
Income from investing operations
Net investment income	0.31	0.24	0.07	0.16	0.12
Net realized and unrealized gains (losses) on securities	(6.00)	0.97	1.40	0.82	0.75
Total from investment operations	(5.69)	1.21	1.47	0.98	0.87
Less distributions
From net investment income	(0.28)	(0.20)	-	(0.11)	(0.13)
From net capital gains	(0.20)	(0.85)	(0.44)	(0.01)	(0.05)
From return of capital	-	-	-	(0.04)	-
Total distributions	(0.48)	(1.05)	(0.44)	(0.16)	(0.18)
Net asset value, end of period	$12.41	$18.58	$18.42	$17.39	$16.57
Total Investment Return (a)	(30.51)%	6.53%	8.47%	5.90%	5.50%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,774	$5,918	$6,787	$6,323	$5,863
Ratio of net investment income to average net assets	1.73%	1.02%	0.43%	0.97%	0.98%
Ratio of expenses to average net assets	2.31%	2.21%	2.54%	2.53%	2.67%
Fund portfolio turnover rate	32%	44%	16%	25%	40%
	Class C
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$17.88	$17.77	$16.92	$16.13	$15.49
Income from investing operations
Net investment income	0.16	0.05	(0.06)	0.03	0.04
Net realized and unrealized gains (losses) on securities	(5.72)	0.96	1.35	0.80	0.68
Total from investment operations	(5.56)	1.01	1.29	0.83	0.72
Less distributions
From net investment income	(0.16)	(0.05)	-	(0.02)	(0.03)
From net capital gains	(0.20)	(0.85)	(0.44)	(0.01)	(0.05)
From return of capital	-	-	-	(0.01)	-
Total distributions	(0.36)	(0.90)	(0.44)	(0.04)	(0.08)
Net asset value, end of period	$11.96	$17.88	$17.77	$16.92	$16.13
Total Investment Return	(31.03)%	5.67%	7.65%	5.16%	4.62%
Ratios/Supplemental Data
Net assets, end of period (000's)	$22,407	$34,960	$35,593	$33,185	$29,304
Ratio of net investment income to average net assets	0.96%	0.27%	(0.33)%	0.19%	0.21%
Ratio of expenses to average net assets	3.09%	2.97%	3.30%	3.30%	3.44%
Fund portfolio turnover rate	32%	44%	16%	25%	40%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Growth Fund
	Class A
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.83	$9.21	$8.54	$8.22	$7.14
Income from investing operations
Net investment income (expense)	(0.07)	(0.07)	(0.04)	(0.01)	0.02
Net realized and unrealized gains (losses) on securities	(4.25)	1.69	0.71	0.33	1.06
Total from investment operations	(4.32)	1.62	0.67	0.32	1.08
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$6.51	$10.83	$9.21	$8.54	$8.22
Total Investment Return (a)	(39.89)%	17.59%	7.85%	3.89%	15.13%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,984	$2,889	$2,101	$1,650	$1,155
Ratio of net investment income to average net assets
With expense reductions	(1.38)%	(1.33)%	(1.11)%	(1.37)%	(1.51)%
Without expense reductions	(2.41)%	(1.85)%	(2.14)%	(3.06)%	(4.98)%
Ratio of expenses to average net assets
With expense reductions	2.62%	2.65%	2.64%	2.63%	2.83%
Without expense reductions	3.65%	3.17%	3.68%	4.32%	6.30%
Fund portfolio turnover rate	14%	14%	23%	31%	13%
	Class C
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$8.59	$8.02	$7.79	$6.83
Income from investing operations
Net investment income (expense)	(0.31)	(0.21)	(0.12)	0.37	0.22
Net realized and unrealized gains (losses) on securities	(3.75)	1.65	0.69	(0.14)	0.74
Total from investment operations	(4.06)	1.44	0.57	0.23	0.96
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$5.97	$10.03	$8.59	$8.02	$7.79
Total Investment Return	(40.48)%	16.76%	7.11%	2.95%	14.06%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,072	$2,096	$1,856	$1,532	$445
Ratio of net investment income to average net assets
With expense reductions	(2.18)%	(2.07)%	(1.87)%	(2.13)%	(2.27)%
Without expense reductions	(3.19)%	(2.60)%	(2.91)%	(3.83)%	5.61%
Ratio of expenses to average net assets
With expense reductions	3.40%	3.40%	3.40%	3.40%	3.54%
Without expense reductions	4.42%	3.93%	4.44%	5.11%	6.88%
Fund portfolio turnover rate	14%	14%	23%	31%	13%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Multi-Cap Value Fund
	Class A
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$12.50	$12.77	$12.27	$11.77	$11.46
Income from investing operations
Net investment income (expense)	(0.16)	0.01	(0.09)	(0.14)	(0.03)
Net realized and unrealized gains (losses) on securities	(5.56)	0.17	1.68	1.29	0.70
Total from investment operations	(5.72)	0.18	1.59	1.15	0.67
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	(0.03)	(0.45)	(1.09)	(0.65)	(0.36)
Total distributions	(0.03)	(0.45)	(1.09)	(0.65)	(0.36)
Net asset value, end of period	$6.75	$12.50	$12.77	$12.27	$11.77
Total Investment Return (a)	(45.78)%	1.40%	12.91%	9.71%	5.84%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,291	$6,315	$4,341	$3,073	$2,313
Ratio of net investment income to average net assets
With expense reductions	(1.33)%	(1.21)%	(1.66)%	(1.70)%	(1.15)%
Without expense reductions	(1.33)%	(1.21)%	(1.66)%	(1.73)%	(1.15)%
Ratio of expenses to average net assets
With expense reductions	3.20%	2.82%	3.02%	3.05%	2.63%
Without expense reductions	3.20%	2.82%	3.02%	3.08%	3.07%
Fund portfolio turnover rate	12%	53%	47%	49%	49%
	Class C
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.90	$12.28	$11.93	$11.54	$11.33
Income from investing operations
Net investment income (expense)	(0.45)	(0.36)	(0.18)	(0.19)	(0.10)
Net realized and unrealized gains (losses) on securities	(5.06)	0.43	1.62	1.23	0.67
Total from investment operations	(5.51)	0.07	1.44	1.04	0.57
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	(0.03)	(0.45)	(1.09)	(0.65)	(0.36)
Total distributions	(0.03)	(0.45)	(1.09)	(0.65)	(0.36)
Net asset value, end of period	$6.36	$11.90	$12.28	$11.93	$11.54
Total Investment Return	(46.33)%	0.57%	12.02%	8.94%	5.02%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,761	$8,494	$9,958	$7,894	$6,122
Ratio of net investment income to average net assets
With expense reductions	(2.11)%	(1.93)%	(2.43)%	(2.46)%	(1.94)%
Without expense reductions	(2.11)%	(1.93)%	(2.43)%	(2.49)%	(2.37)%
Ratio of expenses to average net assets
With expense reductions	3.96%	3.56%	3.79%	3.82%	3.40%
Without expense reductions	3.96%	3.56%	3.79%	3.84%	3.83%
Fund portfolio turnover rate	12%	53%	47%	49%	49%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Fund
	Class A
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$34.70	$33.52	$25.73	$25.47	$18.77
Income from investing operations
Net investment income (expense)	0.10	0.27	2.71	(1.15)	0.73
Net realized and unrealized gains (losses) on securities	(15.23)	1.78	6.29	3.38	6.14
Total from investment operations	(15.13)	2.05	9.00	2.23	6.87
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	(0.35)	(0.87)	(1.21)	(1.97)	(0.17)
From return of capital	(0.01)	-	-	-	-
Total distributions	(0.36)	(0.87)	(1.21)	(1.97)	(0.17)
Net asset value, end of period	$19.21	$34.70	$33.52	$25.73	$25.47
Total Investment Return (a)	(43.52)%	6.10%	35.05%	8.64%	36.60%
Ratios/Supplemental Data
Net assets, end of period (000's)	$87,800	$112,938	$62,735	$15,884	$17,376
Ratio of net investment income to average net assets	(1.83)%	(1.94)%	(2.40)%	(3.14)%	(3.08)%
Ratio of expenses to average net assets	2.44%	2.34%	2.78%	3.36%	3.32%
Fund portfolio turnover rate	23%	15%	20%	21%	7%
	Class C
	For the year ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$30.70	$30.00	$23.32	$23.44	$17.41
Income from investing operations
Net investment income (expense)	(0.90)	(0.21)	0.83	(0.56)	0.66
Net realized and unrealized gains (losses) on securities	(12.65)	1.78	7.06	2.41	5.54
Total from investment operations	(13.55)	1.57	7.89	1.85	6.20
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	(0.35)	(0.87)	(1.21)	(1.97)	(0.17)
From return of capital	(0.01)	-	-	-	-
Total distributions	(0.36)	(0.87)	(1.21)	(1.97)	(0.17)
Net asset value, end of period	$16.79	$30.70	$30.00	$23.32	$23.44
Total Investment Return	(44.05)%	5.22%	33.91%	7.76%	35.62%
Ratios/Supplemental Data
Net assets, end of period (000's)	$15,368	$31,589	$17,337	$4,602	$3,848
Ratio of net investment income to average net assets	(2.57)%	(2.69)%	(3.15)%	(3.95)%	(3.85)%
Ratio of expenses to average net assets	3.17%	3.09%	3.54%	4.19%	4.10%
Fund portfolio turnover rate	23%	15%	20%	21%	7%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Fund
	Class I
	For the year ended December 31, 2008	For the year ended December 31, 2007	October 31, 2006(c) December 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$37.50	$36.13	$35.00
Income from investing operations
Net investment income (expense)	(0.32)*	(0.33)	0.45
Net realized and unrealized gains (losses) on securities	(15.10)*	2.57	1.89
Total from investment operations	(15.42)	2.24	2.34
Less distributions
From net investment income	-	-	-
From net capital gains	(0.35)	(0.87)	(1.21)
From return of capital	(0.01)	-	-
Total distributions	(0.36)	(0.87)	(1.21)
Net asset value, end of period	$21.72	$37.50	$36.13
Total Investment Return	(41.00)%	6.19%	6.74	%(b)
Ratios/Supplemental Data
Net assets, end of period (000's)	$3	$1,902	$5
Ratio of net investment income to average net assets	(1.56)%	(1.72)%	(2.48	)%(d)
Ratio of expenses to average net assets	2.16%	2.10%	2.74	%(d)
Fund portfolio turnover rate	23%	15%	20%

(b)  Not annualized

(c)  Commencement of operations

(d)  Annualized

*  Numbers were calculated using a weighted-average number of shares outstanding basis as a result of a significant change in Class I assets immediately prior to end of period.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Pacific Advisors Fund Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund) (the "Funds"), as of December 31, 2008, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pacific Advisors Fund Inc. at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
February 19, 2009

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

The Board of Directors, including a majority of the Independent Directors, most recently approved the Investment Management Agreements for the Funds at its meeting held on August 8, 2008. At that meeting, the Board approved the continuation of the Investment Management Agreements by and between the Corporation, on behalf of each of its Funds, and Pacific Global Investment Management Company, Inc. ("PGIMC").

In approving the Agreements, the Board considered materials specifically relating to the relevant Agreement, including: (1) the profitability of PGIMC, including an analysis of PGIMC's cost of providing services and its financial condition, as well as comparative expense information; (2) investment performance of the relevant Fund, including information comparing the performance of each Fund with a peer group of funds and an appropriate index or combination of indices; (3) sales and redemption data for the Fund; (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors; (5) the economic outlook and the general investment outlook in the markets in which the Fund invests; and (6) "fall-out" benefits realized by PGIMC (i.e., ancillary benefits derived by the Investment Manager or its affiliates from PGIMC's relationship with the Fund). The Board also periodically considers other material facts such as the allocation of each Fund's brokerage commissions, each Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non-investment management services provided by PGIMC and its affiliates. In approving the Agreements, the Board relied on all information presented to it over the course of the year.

Prior to approval of the Investment Management Agreements, independent counsel to the Independent Directors reviewed the 15(c) memorandum and comments were provided to the Funds' counsel and the Independent Directors who reviewed it prior to consideration of the continuation of these Agreements. In addition, the Independent Directors met separately with independent counsel prior to the meeting at which the Agreements were approved. Based on its evaluation of all material factors, the Board, including a majority of the Independent Directors, determined that the Agreements are in the best interests of the Corporation and its shareholders and that the fees to be paid to PGIMC under the Agreements are fair and reasonable in relationship to the services to be rendered thereunder and in light of the factors considered. During its deliberations, the Board did not identify any single factor as all important or controlling, and individual Directors may have weighed the same factors differently. The following summaries do not detail every matter considered. Matters considered by the Board included the following:

Nature, Quality and Extent of Services. The Board examined the nature, quality and extent of the services provided by PGIMC to the Funds. The Board reviewed PGIMC's key personnel in providing investment management services to the Fund as well as the time that investment personnel devote to the Funds. The Board considered PGIMC's responsibilities under the Agreement in serving as the Fund's investment manager, including responsibilities for investment research and stock selection, serving as the Funds' administrator, monitoring adherence to the Fund's investment restrictions and monitoring compliance with various policies and procedures of the Funds. The Board also considered the Fund's compliance program and the compliance reports periodically furnished to the Board. The Board concluded that the Funds are likely to benefit from the nature, extent and quality of the services provided by the PGIMC under the Agreements as a result of the PGIMC's experience, reputation, personnel, operations and resources.

Investment Performance of PGIMC and the Fund. The Board considered the performance of the Funds and PGIMC, including, to the extent applicable, each Fund's year-to-date, one-, five-, ten- and since inception performance for the periods ended June 30, 2008, each Fund's one-, three-, five-, and ten-year performance for the periods ended December 31, 2007, as well as comparative performance provided by an

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

independent data service. After reviewing the Funds' performance records achieved by PGIMC, including performance relative to the Funds' peers, the Board concluded that, while past performance is no guarantee of future performance, each Fund's investment performance overall weighed in favor of renewing the Agreements. Overall, the Board noted there had been improvement in the overall performance of selected Funds and certain performance trends were encouraging.

Among other factors, the Board considered: (i) with respect to the Balanced Fund, the Fund's benchmark is a blend of two indices, and the Fund (class A shares) outperformed its benchmark for the 6-month and the one-, three- and five-year periods ended June 30, 2008; (ii) with respect to the Small Cap Fund, the Fund outperformed its benchmark index in the 6-month and the one-, three-, and 5-year periods ended June 30, 2008; (iii) with respect to the Growth Fund, the Fund outperformed its benchmark indices for the 6-month and the one-, three, and five-year periods ended June 30, 2008; (iv) with respect to the Multi-Cap Value Fund, the Fund outperformed its benchmark index for the 6-month and the one-, three- and five-year periods ended June 30, 2008; (v) with respect to the Income and Equity Fund, while no peer group has the same investment strategies and objectives as those of the Fund, overall performance was consistent with the Fund's investment objectives and strategies; and (vi) with respect to the Government Securities Fund, the Fund's performance relative to its benchmark, and the effects of an extended low interest rate environment on the performance of the Fund.

Costs of Services and Profits Realized by PGIMC. The Board examined PGIMC's costs in serving as the Funds' Investment Manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board considered PGIMC's upgrades to its information technology systems and the launch of an updated version of the Fund's website. The Board reviewed PGIMC's 2007 audited financial statements and also considered the profitability of PGIMC and its affiliates from their relationship with the Fund. The Board also considered the financial condition of PGIMC and its ability to provide the quality of services specified under the Agreements and expected by the Board. The Board examined the fee and expense information for the Funds as compared to that of comparable funds managed by other advisers. The Board noted that the investment management fees charged the Funds are higher than those charged by some mutual funds and lower than those charged others. The Board also was provided with comparative fee information indicating that each Fund's fees were within the range of those charged by funds that would be considered competitors of the Funds. The Board considered that during 2007, PGIMC had waived fees and reimbursed expenses for the Government Securities Fund, Income and Equity Fund, and Growth Fund in order to keep their expenses down; and that PGIMC expected to continue to waive fees for the Government Securities Fund, Income and Equity Fund, and Growth Fund in 2008 to the extent expenses exceed the agreed expense limits for those Funds. Another factor was that in the past PGIMC had waived fees and reimbursed expenses for all of the Funds. Over the history of the Funds, PGIMC had waived and/or reimbursed expenses in excess of $3.3 Million. The Board also considered information that subsidiaries of PGIMC provide distribution, administrative, transfer agency services for the Funds, and that providing these services internally had reduced costs for the Funds and enabled PGIMC to assure that accounting and shareholder services are of high quality and at a competitive cost. The Board also considered the Funds' sales and redemption data in the first six months of 2008, in light of current market conditions. The Board also evaluated the expense ratios for comparable funds and determined that the Funds' expense ratios were competitive with those funds. The Board concluded that the Funds' management fee and expense ratios were reasonable in light of the service provided and the Funds' performance achieved by PGIMC.

Economies of Scale. The Board considered the extent to which the Funds' management fees reflect economies of scale for the benefit of the Funds' shareholders. The Board reviewed the Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds' assets increase. The Board

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

considered the fact that current assets were well below the threshold for the initial advisory fee breakpoint. The Board noted that the expense ratio for the Balanced Fund, Multi-Cap Value Fund, and Small Cap Fund declined in 2007 relative to 2006. Based on its review and negotiations, the Board concluded that the Funds' management fee structure allows shareholders to benefit from economies of scale as Fund assets increase. The Board also considered that PGIMC had been waiving fees and reimbursing expenses for the Government Securities Fund, Income and Equity Fund, and the Growth Fund.

Other Benefits to PGIMC. In evaluating the benefits that accrue to PGIMC through its relationship with the Funds, the Board recognized that, in addition to providing advisory services, PGIMC and certain of its affiliates serve the Fund in various capacities, including as transfer agent, administrative services agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by PGIMC or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also considered the benefits to PGIMC that result from PGIMC's management of separately managed accounts, and another fund for which it serves as sub-adviser. The Board concluded that the benefits were consistent with PGIMC's obligations under the Agreements and the benefits usually received by other investment advisers.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, concluded that approval of the Agreements was in the best interest of the Funds and their shareholders.

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Victoria L. Breen (57) 603 West Ojai Avenue Ojai, CA 93023	Director and Assistant Secretary	Since 1992	1992 - Present: Assistant Secretary and Director Pacific Global Investment Management Company
1994 - Present: Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.
			1986 - Present: President, Derby & Derby, Inc. (Financial Services Company)	6 Pacific Advisors Mutual Funds	None

Thomas M. Brinker (75) 1 North Ormond Avenue Havertown, PA 19083	Director	Since 1992	2007 - Present: Retired
1970 - 2007: Registered Representative, Transamerica Financial Advisors, Inc.
			1970 - 2007: President, Fringe Benefits, Inc. and Financial Foresight, Ltd. d/b/a The Brinker Organization (Financial Services Companies)	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
L. Michael Haller (64) 5924 Colodny Agoura, CA 91301	Director	Since 1992	2008 - Present: Chairman, Stereo Scope, Inc. (Web Application Company)
2008 - Present: Chairman, Kapitall (Software Development Company)
2007 - Present: President, Bionic Games, Inc. (Game Software Development Company)
2004 - Present: Consultant
2002 - Present: President, High Impact Games, Inc. (Game Software Development Company)
1979 - Present: Owner, Asahi Broadcasting Enterprises (Game Software Development Company)
			2003 - 2005: Executive Vice President, Sammy Studios, Inc. (Entertainment Company)	6 Pacific Advisors Mutual Funds	None

Thomas H. Hanson (59) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President	Since 1992	1992 - Present: Executive Vice President and Director, Pacific Global Investment Management Company; President and Director; Pacific Global Fund Distributors, Inc.; Director, Pacific Global Investor Services, Inc.
2001 - Present: Vice President, Pacific Global Investor Services, Inc.
1993 - Present: Owner, Director, Chairman, President, and CEO of TriVest Capital Management, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Catherine L. Henning (31) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Secretary	Since 2006	2007 - Present: Vice President, Pacific Global Investment Management Company
2006 - Present: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2004 - Present: Secretary, Pacific Global Investment Management Company; Chief Compliance Officer, Pacific Global Fund Distributors, Inc.
2001 - Present: Director of Private Client Services, Pacific Global Investment Management Company
2004 - 2006: Assistant Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.
2002 - 2006: Assistant Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
			2002 - 2004: Assistant Secretary, Pacific Global Investment Management Company	6 Pacific Advisors Mutual Funds	None

George A. Henning (61) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	President and Chairman	Since 1992	1991 - Present: Chairman, President, and Director, Pacific Global Investment Management Company; Chairman and Director, Pacific Global Fund Distributors, Inc.; Chairman and Director, Pacific Global Investor Services, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Barbara A. Kelley (55) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President, Chief Compliance Officer and Treasurer	Since 2001	2004 - Present: Chief Compliance Officer, Pacific Advisors Fund Inc. and Pacific Global Investment Management Company
2001 - Present: Executive Vice President, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President, Pacific Global Investor Services, Inc.
1999 - Present: Director, Pacific Global Investment Management Company
			2001 - 2007: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Takashi Makinodan, PhD (84) 1506 S. Bentley Avenue PH #5 Los Angeles, CA 90025	Director	Since 1995	2007 - Present: Retired
1992 - 2007: Director, Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders
			1991 - 2007: Associate Director of Research, Geriatric Research Education Clinic Center, VA Medical Center	6 Pacific Advisors Mutual Fund	None

Gerald E. Miller (79) 5262 Bridgetown Place Westlake Village, CA 91362	Director	Since 1992	1992 - Present: Retired	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Araceli Olea (36) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Secretary	Since 2008	1997 - Present: Shareholder Services Manager, Pacific Global Investor Services, Inc. 2002 - Present: Assistant Secretary, Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Louise K. Taylor, PhD (62) 325 East Huntington Dr. Monrovia, CA 91016	Director	Since 1992	1991 - Present: Superintendent, Monrovia Unified School District	6 Pacific Advisors Mutual Funds	None

Jingjing Yan (35) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Treasurer	Since 2005	2007 - Present: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2001 - 2007: Fund Accounting Manager, Pacific Global Investor Services, Inc.
			2005 - 2007: Assistant Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693.

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

Pacific Advisors Fund Inc.

Additional Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the taxable year ended December 31, 2008. The Funds designated and paid as long-term capital gain distributions as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Long-term capital gain distributions	-	-	$431,767	-	$27,620	$1,903,570

A percentage of the dividends distributed during the fiscal year for the Funds qualifies for the dividends-received deduction for corporate shareholders:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Corporate dividends-received deduction	29.05%	60.28%	100.00%	N/A	N/A	N/A

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the taxable year ended December 31, 2008 are designated as "qualified dividend income," as defined in the Act and subject to reduced tax rates in 2008.

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Percentage of qualified dividends	29.05%	60.28%	100.00%	N/A	N/A	N/A

In January 2009, the Funds provided tax information to shareholders for the preceding calendar year.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
Victoria L. Breen
Thomas M. Brinker
L. Michael Haller, III
Takashi Makinodan, Ph.D.
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Thomas H. Hanson, Vice President
Catherine L. Henning, Secretary
Victoria L. Breen, Assistant Secretary
Araceli Olea, Assistant Secretary
Barbara A. Kelley, Treasurer
Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

PRSRT STD
U. S. POSTAGE
PAID
Permit No. 5750
Chicago, IL

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.                                                          Code of Ethics

Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.  Registrant will provide to any person without charge, upon request, a copy of the Code of Ethics if such person submits a request in writing addressed to the Registrant’s secretary at the principal executive offices listed above.

Item 3.                                                          Audit Committee Financial Expert

Registrant’s Audit Committee has three members.  While these members are “financially literate,” the Board has determined that none of the members of the Audit Committee meet the technical definition of “audit committee financial expert.”  Registrant has determined that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members are financially literate; (ii) they have served on Registrant’s Audit Committee for several years; (iii) the accounting methodologies applicable to registered investment companies and the types of investment activities in which the Funds engage are well established; and (iv) Registrant’s financial statements do not involve the types of complex accounting issues that other types of public companies may have.

Item 4.                                                          Principal Accountant Fees and Services

(a)-(d)             Ernst & Young LLP (“E&Y”) billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2007, and December 31, 2008, as follows:

	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2008	$141,000	$2,000	$28,000	$0
2007	$132,000	$2,000	$26,000	$0

(b)                               Audit Related Fees are for services rendered to provide consent of the annual update to the Corporation’s Form N1-A and non-routine N1-A filings.

(c)                                Tax Fees include the services for the review of income tax returns and excise taxes.

(e)(1)                  The Audit Committee is authorized to pre-approve non-audit services provided by the Corporation’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Corporation on the same terms as the full Audit Committee previously had approved for the then existing funds, and to approve non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor.  The Chairman shall report any such pre-approval to the Audit Committee at its next following meeting.

(e)(2)                    None.

(f)                                    None.

(g)                                 None.

(h)                                 Not applicable.

Item 5.                                                          Audit Committee of Listed Registrants

                                                                                                Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.                                                          Schedule of Investments

                                                                                                Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.                                                          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

                                                                                                Not applicable to open-end investment companies.

Item 8.                                                          Portfolio Managers of Closed-End Management Investment Companies

                                                                                                Not applicable to open-end investment companies.

Item 9.                                                          Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

                                                                                                Not applicable to open-end investment companies.

Item 10.                                                    Submission of Matters to a Vote of Security Holders

                                                                                                No material changes have been made.

Item 11.                                                    Controls and Procedures.

(a)                                 Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.                                                    Exhibits

(a)(1)                  Not applicable.

(a)(2)      Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(b)                               Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	March 6, 2009

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	March 6, 2009